EXHIBIT 10.6


                                 BUILDING LEASE

                                     between

                      SUPERIOR POINTE 1000, LLC (Landlord)

                                       and

                            ORTHONETX, INC. (Tenant)

                              A Nevada Corporation



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                                 BUILDING LEASE
                                 --------------


         THIS BUILDING LEASE ("Lease") is made as of this 11th day of November, 2004, by and between Superior Pointe, LLC, a Colorado LLC ("Landlord"), having an office at 7490 Clubhouse Road, Boulder, Colorado 80301, and OrthoNetx, Inc, a Nevada Corporation ("Tenant"), having a principal place of business at 2075 S University Blvd, 4212, Denver, CO 80210.

                                   WITNESSETH:

         The parties hereto, for themselves, their distributees, administrators, legal representatives, successors and assigns, hereby covenant and agree as follows:

                                    ARTICLE 1

                    DEFINITIONS, DEMISE, PREMISES, TERM, RENT

         1.1 DEFINITIONS. The following terms shall have the meanings hereinafter set forth throughout this Lease.

             a. "BASE RENT" shall mean the base rent payable by Tenant during the Term, as set forth in Section 1.6. Rent shall include Base Rent and Additional Rent.

             b. "BUILDING" shall mean, that office building containing approximately 85,841 rentable square feet and other related improvements, having an address of 1000 McCaslin Boulevard, Superior CO 80027, and known as Superior Pointe - North Building.

             c. "BUILDING COMPLEX" shall mean collectively the Building, the Property (as defined in Section 1.11 hereof) and any sidewalks, vacated alleys, landscaping or other improvements related to the foregoing.

             d. "COMMENCEMENT DATE" shall mean five (5) days after the Substantial Completion Date (as defined in Section 2.1f hereof) unless Substantial Completion is delayed due to Tenant Delays pursuant to Section 2.1d. The Commencement Date is anticipated to occur on or about November 15, 2004.

             e. "EXPIRATION DATE" shall mean the last day of the twenty fourth
(24) month after the Commencement Date shall occur; provided, however, that if the Commencement Date shall be deemed to have occurred on the first day of a calendar month, the Expiration Date shall be the last day of the twenty fourth
(24) calendar month following the anniversary of the Commencement Date.

             f. "LANDLORD'S NOTICE ADDRESS" shall mean c/o Countryside Asset Management, 7490 Clubhouse Road, Boulder, Colorado 80301, Attention: John Moritz.


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             g. "LEASE YEAR" shall mean each twelve (12) month period during the
Term (as defined in Section 1.1lp) commencing on the Commencement Date.

             h. "PARKING SPACES" shall mean the spaces for parking automobiles located on the Property.

             i. "PERMITTED USES" shall mean: Executive and Administrative
Offices.

             j. "PREMISES" shall mean: A portion of the 3rd floor of the building (Suite 300, containing approximately 3,921 rentable square feet.

             k. "PREMISES IMPROVEMENTS" shall mean the improvements to the Premises to be shown on the Premises Improvement Plans as defined in Section 2.1a hereof.

             l. "PROPERTY" shall mean that certain real property on which the Building is situated, located in the County of Boulder, State of Colorado and more particularly described as set forth in Exhibit B which is hereby attached to and incorporated in this Lease.

             m. "RENT PAYMENT ADDRESS" shall mean c/o Countryside Asset Management, 7490 Clubhouse Road, Boulder, Colorado 80301.

             n. "SECURITY DEPOSIT" shall mean cash or a letter of credit in a form acceptable to Landlord in the amount of $6,208.25.

             o. "TENANT'S NOTICE ADDRESS" shall mean 1000 S. McCaslin Blvd, Suite 300, Superior, Colorado 80027, with a copy to T. R. Knapp, MD, 7451 N. 63rd Street, Niwot, CO 80503.

             p. "TERM" shall mean the period commencing on the Commencement Date and ending on the Expiration Date unless terminated sooner in accordance herewith.

         1.2 DEMISE. Subject to and upon the terms and conditions set forth herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises located in the Building for the period commencing on the Commencement Date and ending on the Expiration Date.

         1.3 DELAY IN POSSESSION. Notwithstanding the anticipated Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be subject to any liability for the delay. Any such delay shall not affect the validity of this Lease or the obligations of Tenant nor



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extend the Term. Tenant shall not be obligated to pay Rent, subject to paragraph
1.3b or perform any other obligation of Tenant under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Tenant. If Landlord does not deliver possession of the Premises within sixty (60) days following the anticipated Commencement Date, as the same may be extended due to Tenant Delays as defined in Section 2.1d or Force Majeure events as defined in Section 8.9, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter (the "10-Day Notice Period"), cancel this Lease in which event the parties shall be discharged from all. obligations hereunder. Upon Tenant's timely cancellation, Landlord shall return any money previously deposited by Tenant. If such written notice by Tenant is not received by Landlord within the 10-Day Notice Period, Landlord shall have an additional thirty (30) days following the end of the 10-Day Notice Period (the "30-Day Extension Period") to deliver possession of the Premises. If Landlord does not deliver possession of the Premises within the 30-Day Extension Period, Tenant shall have an additional 10-Day Notice Period to cancel this Lease, which shall be followed by successive 30-Day Extension
Periods and 10-Day Notice Periods until the Premises are delivered to Tenant or the Lease is canceled pursuant to this Section 1.3.

             a. POSSESSION TENDERED-DEFINED. Possession of the Premises shall be deemed tendered to Tenant ("Tender of Possession") on the Commencement Date as set forth in Section 1.1d, unless otherwise agreed by the parties.

             b. DELAYS CAUSED BY TENANT. If the Substantial Completion Date shall be delayed by reason of a Tenant Delay, the Premises shall be deemed Substantially Complete for purposes of determining the Commencement Date as of the day that the Premises would have been Substantially Complete but for such Tenant Delay as determined by Landlord in its reasonable discretion. Tenant shall pay to Landlord a sum equal to any additional cost to Landlord in completing Landlord's Work resulting from any Tenant Delay if, as a result thereof, the aggregate cost to complete Landlord's Work is increased. Any such sum shall be in addition to any sums payable pursuant to any other section of this Lease and shall be paid to Landlord within ten (10) days after Landlord submits an invoice to Tenant. Any costs payable pursuant to this Section 1.3b shall be collectable in the same manner as Rent and, if Tenant defaults in the payment thereof, Landlord shall have the same rights as in the Event of Default by Tenant in the payment of Rent in addition to any other remedies and Landlord shall have no obligation to continue the performance of Landlord's Work until Tenant shall have cured such Default.



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         1.4 ACCESS BY TENANT PRIOR TO COMMENCEMENT OF TERM. Landlord, in
Landlord's sole discretion, may permit Tenant and Tenant's agents to enter the Premises prior to the Commencement Date in order that Tenant may make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to the Commencement Date, such permission shall constitute a license only and not a lease and such license shall be conditioned upon (a) Tenant working in harmony and not interfering with Landlord or Landlord's agents, contractors, workmen, mechanics and suppliers or with the other tenants and occupants of the Building and (b) Tenant furnishing Landlord with such insurance or other security as Landlord may require against liabilities which may arise out of such entry. Landlord shall have the right to withdraw such license for any reason upon twenty-four hours written notice to Tenant. Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed or installations made in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant agrees to protect, defend, indemnify and hold harmless Landlord from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or its agents, contractors, suppliers or workmen in or about the Premises or the Building.

         1.5 ACCEPTANCE LETTERS. Within ten (10) days after the Commencement Date, Tenant shall execute an acceptance letter substantially in the form of Exhibit C annexed hereto (the "Acceptance Letter"), setting forth the Commencement Date and other information required therein, but the failure by Tenant to execute the Acceptance Letter shall not affect the Commencement Date.

         1.6 RENT. Subject to a final determination of the square footage in the Premises, Tenant shall pay rent ("Base Rent") for the Premises to Landlord, in the amounts set forth in the Rent Schedule attached hereto as Exhibit D at the Rent Payment Address, without any setoff, offset, abatement or deduction whatsoever during the term of this Lease. The payments shall be payable in equal monthly installments, in advance, on or before the first day of each and every calendar month during the term of this Lease, plus any excise, privilege, gross receipts or sales tax levied on the rentals or the receipt thereof All other payments of Base Rent shall be due on the first day of each calendar month during the term of this Lease. Rent for any period which is for less than one month shall be prorated on a per diem basis and in such case the first payment shall be made in advance for the remaining fraction of the month and the next full month to Landlord, in lawful money of the United States of America at the address of Landlord set forth in Section 1.1f above, or such other place as Landlord may from time to time designate in writing.

         1.7 INTEREST ON LATE PAYMENTS. Any Rent or other amount due from Tenant to Landlord under this Lease not paid within five (5) days of when due shall bear interest from the date due, computed on a daily basis, until the date paid, at the rate of one and one-half percent (1-1/2%) per month until paid, but the payment of the interest shall not excuse nor cure any default by Tenant under this Lease. The failure to charge or collect default interest in connection with any one or more late payments shall not constitute a waiver of Landlord's right to charge and collect default interest in connection with any


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other similar or like late payments. The covenants in this Lease to pay Rent shall be independent of any other covenant set forth in this Lease.

         1.8 LATE PAYMENT CHARGE. Further, and notwithstanding the interest charges provided for in the preceding Section 1.7, if any Rent or other amounts owing hereunder are not paid within five (5) days of when due, Landlord and Tenant agree that Landlord will incur additional administrative and financial expenses and inconveniences the amount of which will be difficult if not impossible to determine. Accordingly, Tenant shall pay to Landlord an additional one-time late charge for any late payment in the amount of five percent (5%) of the amount of the late payment.

         1.9 ADDITIONAL RENT. All sums other than Base Rent payable by Tenant under this Lease shall be deemed additional rent ("Additional Rent"), and shall be payable on demand unless other payment dates are set forth herein. Landlord shall have the same rights and remedies with respect to the failure by Tenant to pay Additional Rent as Landlord has with respect to the failure by Tenant to pay Base Rent.

         1.10 COMMON AREAS.

             a. COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the Building Complex that are provided and designated by the Landlord from time to time for the general nonexclusive use of Landlord, Tenant and of other tenants of the Building and their respective employees, suppliers, and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

             b. NON-EXCLUSIVE USE. The Common Areas shall be available for the non-exclusive use of Tenant during the Term of this Lease. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and location of parking areas. Landlord shall keep Common Areas in a neat, clean and orderly condition provided that the cost of doing so shall be charged as an Operating Expense. Landlord shall not be subject to any liability and Tenant shall not be entitled to any abatement of Rent if Common Areas are diminished, as long as Tenant's business is not materially and substantially disrupted.

             c. COMMON AREAS CHANGES. Landlord shall have the right, in Landlord's sole discretion, from time to time:

                  i. To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls,



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landscaped areas and walkways; provided, however, Landlord shall at all times provide the parking facilities required by applicable law;

                  ii. To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  iii. To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Building as Landlord may deem to be appropriate.

         1.11 USE. The Premises shall be used and occupied by Tenant solely for the Permitted Uses, and for no other purpose without the prior written consent of Landlord, which consent may be withheld for any or no reason.

         1.12 OPTION TO RENEW. Provided that, both at the time that Tenant gives notice of its rights under this Section, and at the time the renewal Lease Term commences, Tenant is not in default hereunder and that Tenant is occupying the Premises, Tenant shall have, and Tenant is hereby given and granted, the option to renew the Lease Term for two (2) additional one (1) year Terms. The rights and obligations of Landlord and Tenant during the renewal Lease Term shall be upon the same terms and conditions as this Lease except that the Rent shall be at the then market rates, as determined by Landlord and subject to annual escalations in accordance with market conditions as determined by Landlord. Tenant shall have no further option to renew beyond the two (2) one (1) year Terms set forth herein. Tenant shall exercise such option if at all, by giving Landlord notice, in writing, of its intent to renew no later than prior to the expiration of the primary Lease Term, failing which Tenant's rights to exercise such option shall thereupon terminate.

         1.13 SECURITY DEPOSIT. This Security Deposit set forth in Section 1.1(n) shall be due upon execution of the Lease. If the Security Deposit is a letter of credit, then such letter of credit shall be an "evergreen" letter of credit in a form acceptable to Landlord and Tenant shall provide evidence of renewal of such letter of credit in writing to Landlord at least sixty (60) days prior to the expiration of the letter of credit. Said deposit shall serve as security for the payment by Tenant of all Base Rent and any Additional Rent and for the faithful performance of all the terms, covenants and conditions hereof. Landlord shall not be required to segregate the Security Deposit from other deposits or from other funds of Landlord or pay interest thereon, unless required by applicable law. If any portion of the Security Deposit is used, applied, or retained by Landlord as herein permitted, then within thirty (30) days after written demand therefore, Tenant shall deposit with Landlord an amount sufficient to restore the Security Deposit to its original or adjusted amount, and Tenant's failure to do so shall be a breach of this Lease. If Tenant fully and faithfully performs every term, covenant, condition and obligation of this Lease during the Term, the Security Deposit (or any balance thereof), without interest, shall be



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returned to Tenant sixty (60) days after the expiration of the Term and Tenant's vacating the Premises in accordance with the Terms of this Lease. Landlord shall deliver the Security Deposit to any purchaser of Landlord's interest in the Premises if such interest is sold, in which event Landlord shall be discharged from any further liability with respect to the Security Deposit.

         1.14 EXPANSION OPTION/RIGHT OF REFUSAL Landlord grants Tenant right to expand into Adjacent Premises (See attached floor plan), anytime during the Lease under the same terms and conditions of the Lease and coterminous with the Lease. Tenant shall provide written notice to Landlord of desire to expand and expansion shall occur immediately upon Landlord's acceptance of Tenants notice.

Landlord grants Tenant a Right of Refusal subject to existing Right of Refusal by Key Bank. If Landlord receives a bona-fide third party offer for the Adjacent Premises, Tenant shall have forty-eight (48) hours to notify Landlord of Tenant's election to accept the premises under the same terms and conditions of the Lease and coterminous with Tenants existing Lease. If Tenant elects not to expand into the Adjacent Premises, and Landlord leaves Adjacent Premises to a third party Landlord shall complete demising work at Landlord's cost and Tenant's premises shall expand 459 square feet (see attached floor plan) and rent shall adjust accordingly for Tenants expanded premises ("Partial Expansion") to accommodate partial expansion due to exiting issues. Adjusted Rent shall commence after completion of demising partitions.

                                    ARTICLE 2

                     IMPROVEMENTS, ALTERATIONS AND ADDITIONS


         2.1 LANDLORD'S WORK.

             a. CONSTRUCTION. Landlord shall undertake and complete the Premises Improvements as follows: Patch and/or repair holes in walls and touch up paint as necessary. Install a 110 duplex outlet in floor of boardroom. Other than the work described in the Premises Improvement Plans, Landlord makes no representations or warranties as to construction work to be performed at the Premises and Tenant shall take the Premises in its "as is" condition with no representations or warranties from Landlord whatsoever.

             b. ACCEPTANCE OF PREMISES. By execution of the Acceptance Letter, Tenant shall be deemed conclusively to have accepted the Premises and to have acknowledged that the Premises are in the condition required by the Premises Improvement Plans, except as to incomplete or defective items of the Premises Improvements then specified in the Acceptance Letter or set forth in the punch-list. As to



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any such items, Landlord shall have thirty (30) days following receipt of the
Acceptance Letter within which to correct same. Landlord shall not be responsible for the repair or completion of any defective or incomplete items of the Premises Improvements if the need for such repair or completion is not set forth in the Acceptance Letter, or the punch-list. Landlord shall not be responsible for, nor have any liability for loss or damage to any fixtures, equipment or other property of Tenant or others installed or placed in the Premises or on the Building Complex by Tenant or on Tenant's behalf, by its servants, employees, agents or independent contractors, except when caused by Landlord's or Landlord's agents' gross negligence or willful misconduct.

         2.2 ALTERATIONS AND ADDITIONS.

             a. Tenant shall not, without Landlord's prior written consent make any alterations, improvements, additions, utility installations or repairs in, on or about the Premises, or the Building (collectively "Alterations") unless the Alterations cost less than $10,000 and do not impact or involve any structural components of the Building, which consent shall not be unreasonably withheld. The term "utility installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone, telecommunication and data transmission wiring and equipment installation. At the expiration of the Term, Landlord may require the removal of any or all of the Alterations and the restoration of the Premises and the Building to their prior condition, at Tenant's expense. Should Landlord permit Tenant to make its own Alterations, Tenant shall use only such contractor as has been expressly approved by Landlord which approval shall not be unreasonably withheld, and Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alterations, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Tenant make any Alterations without the prior approval of Landlord, or use a contractor not expressly approved by Landlord, Landlord may, in addition to declaring a default by Tenant, require that Tenant remove any part or all of the same at any time during the term of this Lease.

             b. Any Alterations in or about the Premises or the Building that Tenant shall desire to make shall be presented to Landlord in written form, with proposed detailed plans. if Landlord shall give its consent to Tenant's making such Alteration, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Landlord prior to the commencement of the work, and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner. Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Building, or any interest therein. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work in the Premises by Tenant, and Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. Tenant shall be



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subject to Section 4.12 as applicable to all Alterations.

             c. All Alterations which may be attached to the Premises by Tenant, including, but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or other communications or data transmission systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Landlord requires their removal. Provided Tenant is not in default, notwithstanding the provisions of this Section 2.2c, Tenant's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Section 4.3b. All Alterations shall be accomplished by Tenant in accordance with all applicable laws, rules, regulations and ordinances, including, without limitation, the Americans with Disabilities Act.

                                    ARTICLE 3

                               OPERATING EXPENSES

         3.1 PRO RATA SHARE. This is a full service, gross Lease, and Tenant shall not be responsible for payment or reimbursement of any Operating Expenses related to the Building and Premises, including, without limitation, taxes, maintenance, utilities or insurance other than as specifically set forth elsewhere in the Lease.

         3.2 OPERATING EXPENSES.

             a. DEFINITIONS. The term "Operating Expenses" shall mean the aggregate of those costs and expenses paid or incurred by or on behalf of Landlord (whether directly or through independent contractors) relating to the ownership, leasing, maintenance and operation of the Building Complex. Without limiting the generality of the foregoing, Operating Expenses shall include the following:

                  i. TAXES - The term "Taxes" shall mean all taxes, fees and assessments and governmental charges levied, whether by federal, state, county, municipal, or other taxing districts or authorities presently or hereafter created, taxing the Building Complex and any other taxes, fees, charges or assessments attributable to the Building or its operation that Landlord shall be required to pay. If and to the extent that due to a change in the method of taxation or assessment, any franchise, capital stock, capital, rent, income, profit or other tax or charge shall be a substitute for or supplement to any of the foregoing, then all such items shall be included within the term Taxes for the purposes of this Lease. All expenses, including reasonable attorneys' fees and disbursements, experts' and other witnesses' fees, incurred in contesting the validity or amount of any Taxes or in obtaining a refund of Taxes shall be considered as part of the Taxes for the year in which paid. Without the prior written consent of Landlord, Tenant


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may not contest Taxes.

                  ii. INSURANCE - The term "Insurance" shall mean all insurance of any type that Landlord, in its sole discretion, shall deem necessary, advisable or be required to carry, including, but not limited to, that necessary in order to protect itself, its affiliates, agents and employees, the Building Complex, all personal property used in connection therewith, or its interests therein. Landlord shall have the right to obtain umbrella or other policies covering both the Building Complex and other assets owned by or associated with Landlord or its affiliates, in which event the cost thereof shall be equitably allocated. For the purposes of this Subsection, the term "affiliate" shall mean any entity which controls, is controlled by or is under common control with Landlord.

                  iii. MAINTENANCE COSTS - The term "Maintenance Costs" shall mean all costs paid or incurred in connection with the operation or maintenance of the Building Complex including, without limitation, all parking areas (whether temporary or permanent) on the Property, access roads, driveways, curbs, truckways, loading areas and docks, retaining walls, lighting facilities, service corridors, pedestrian sidewalks, stairways, plazas, malls, foundations, exterior and demising walls, roofs over the entire Building including the Premises, escalators, elevators, courts and ramps, decorative walls, vacant areas, landscaped and planting areas and facilities, service lines or conduits for gas, water, electric, sewage, heating, ventilating and air conditioning services, music and intercom equipment, fire suppression and warning systems, conduits and appurtenances for use by Tenant in common with other tenants, and other areas and facilities related to the Building Complex, whether within or outside the Building and whether located on or off the Property. Maintenance Costs shall include, but are not limited to, the following:

                       (1) All expenses incurred in connection with making the parking areas located on the Property, if any, available for use by Tenant and others including, but not limited to, any management fees that Landlord may be required to pay for such use, and all costs incurred for sweeping, cleaning, litter control, resurfacing, repainting, restriping, removal and replacement of pavement, curbs and car stops, and snow and ice removal;

                       (2) All expenses incurred for supplies and materials used in the operation and maintenance of the Building Complex including, but not limited to, uniforms, paper products, decorations, painting and replacement of worn out mechanical or damaged equipment;

                       (3) The cost of all utilities for the Building Complex, including, but not limited to, the cost of water, electrical service, heating, lighting, air conditioning and ventilation, excepting those utilities supplied to tenants of the Building at their respective premises to the extent billed to such tenants either directly or by means of submetering;

                       (4) The cost of all maintenance and service agreements


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for the Building Complex and equipment used in the common operation of the
Building Complex, including, but not limited to, alarm service, cleaning, janitorial service, waste disposal, security and/or guard service, window cleaning, fire protection, sprinklers, elevator and mechanical systems maintenance, exterminating and landscape maintenance;

                       (5) Amortization, together with Interest, on the cost of installation of capital improvement items which result in, or are intended to result in, a reduction in Maintenance Costs or which are required to be installed under any governmental law, regulation or authority. Expenditures intended to reduce maintenance costs shall first require the consent of tenants who lease more than fifty percent (50%) of the Building net rentable space, which consent shall not be unreasonably withheld. "Interest" shall be calculated at the lesser of (i) the annual prime rate published in the Western Edition of The Wall Street Journal plus two percent (2%) per annum or (ii) the maximum legal rate of interest allowed by the state in which the Building is located. All such costs shall be amortized over the reasonable life of the capital improvement items, with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building;

                       (6) Management fees (including, without limitation, salaries and fringe benefits of Building employees and employees of the Building's managing agent to the extent chargeable to the Building), reasonable legal fees, accounting costs and disbursements, and other professional services associated with the operation and maintenance of the Building Complex;

                       (7) The cost of maintenance and repair of ceilings, roof and exterior walls, gutters, glass, plate glass, show windows, plumbing, pipes and fixtures and other equipment; and

                       (8) The cost of all licenses, dues, permits and other governmental charges.

             b. INCLUSIVE LANDLORD RESPONSIBILITIES. Maintenance and Operating Costs shall include the following:

                  i. leasing commissions, costs, disbursements, and other expenses incurred for leasing, renovating, or improving space for tenants;

                  ii. costs (including permit, license, and inspection fees) incurred in renovating, improving, decorating, painting, or redecorating vacant space or space for tenants;

                  iii, depreciation and amortization on the Building except as expressly permitted elsewhere in the Lease;

                  iv. overhead and profit paid to subsidiaries or affiliates of



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Landlord for management or other services on or to the Property or for supplies or other materials, to the extent that the costs of the services, supplies, or materials exceed the competitive costs of the services, supplies, or materials were they not provided by a subsidiary or affiliate;

                  v. interest on debt or amortization payments on mortgages or deeds of trust or any other debt for borrowed money;

                  vi. advertising and promotional expenditures; and

                  vii. nonrecurring costs incurred to remedy structural defects in original construction materials or installations.

             c. OCCUPANCY. In determining the amount of Operating Expenses for any calendar year during the Term, if less than ninety-five percent (95%) of the rentable area of the Building shall have been occupied by tenant(s) at any time during any such calendar year, Operating Expenses shall be determined for such calendar year to be an amount equal to the expenses which would normally be expected to be incurred had such occupancy been ninety-five percent (95%) throughout such calendar year.

         3.3 EXTRA CHARGES. In addition, Tenant shall pay, as Additional Rent, all expenses paid or incurred by Landlord which are attributable to Tenant's use and occupancy of the Premises or which are incurred pursuant to Tenant's request for additional or overtime services; including, but not limited to, sales, use or occupancy taxes payable by Landlord based upon Base Rent and any Additional Rent; overtime HVAC or heating expenses; overtime electric charges; charges for keys; or special Tenant requests. Unless such charges are included in the monthly invoice for Base Rent or other payment dates are otherwise specifically set forth herein, any extra charges shall be due and payable by Tenant within thirty (30) days after receipt of invoices for same.

                                    ARTICLE 4

                          TENANT'S COVENANTS AND RIGHTS

         4.1 PARKING.

             a. Tenant shall be entitled during the Term to the nonexclusive use of four (4) Parking Spaces, for every 1,000 rentable square feet which Tenant leases at the Building. It is specifically understood and agreed that the parking areas located on the Property shall be for the nonexclusive use of all tenants in the Building, but shall be limited to the use of such tenants' employees, visitors, guests or invitees only (hereinafter the parking areas located on the Property shall be referenced as the "Parking Facilities"). Tenant and its agents, employees, contractors, visitors, guests, invitees or licensees shall not interfere with the rights of Landlord or others entitled to similar use of the Parking Facilities.

             b. All Parking Facilities furnished by Landlord shall be subject to the reasonable control and management of Landlord, who may, from time to time, establish, modify and enforce reasonable rules and regulations with respect to the Parking Facilities. Landlord further reserves the right to change, reconfigure, or rearrange the Parking Facilities, to construct or repair any portion thereof, and to restrict or eliminate the use of any parking areas and to do such other acts in and to such areas as Landlord deems necessary or desirable without such actions being deemed an eviction of Tenant or a disturbance of Tenant's use of the Premises and without Landlord being deemed in default. Further, Landlord may, in its sole discretion, relocate the Parking Facility or convert the Parking Facility to a reserved and/or controlled parking lot.

             c. If Parking Spaces are not assigned pursuant to the terms of this Lease, Landlord reserves the right at any time to assign Parking Spaces, and Tenant shall be responsible to insure that its employees park in the designated areas. Tenant shall, if requested by Landlord, furnish to Landlord a complete list of the license plate numbers of all vehicles operated by Tenant, Tenant's employees and agents. Landlord shall not be liable for any damage of any nature to, or any theft of, vehicles, or contents thereof, in or about the Parking Facilities. At Landlord's request, Tenant shall cause its employees and agents using Tenant's Parking Spaces to execute an agreement confirming the foregoing. Excessive use of the Parking Facilities by another tenant shall not be a default or breach of this Lease by Landlord, and shall not suspend or terminate any of Tenant's obligations under this Lease.

         4.2 ASSIGNMENT AND SUBLETTING.

             a. LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in the Lease or in the Premises, without Landlord's prior written consent, which Landlord shall not unreasonably withhold. In no event shall Landlord be required to approve any transfer to a prospective tenant who fails to meet the use restrictions set forth in Section
1.11. Landlord shall respond to Tenant's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Tenant under any provision of this Lease. "Transfer" within the meaning of this Section 4.2 shall also include the transfer or transfers aggregating: (i) if Tenant is a corporation, more than fifty percent (50%) of the voting stock of such corporation, unless said corporation is a publicly traded company, or (ii) if Tenant is a partnership, limited liability company or similar entity, more than fifty percent (50%) of the profit and loss participation in such partnership.

             b. TERMS AND CONDITIONS - ASSIGNMENT AND SUBLETTING.

                  i. Regardless of Landlord's consent, no assignment or subletting shall release Tenant of Tenant's obligations hereunder or alter the primary liability of Tenant to pay Rent and other sums due Landlord hereunder including Tenant's Pro-Rata Share of Operating Expenses, as specified in Article 3 above, and to perform all other obligations to be performed by Tenant under this Lease. If Tenant's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Landlord's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and its terms.

                  ii. Landlord may accept Rent from any person other than Tenant pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment or subletting shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the breach of any of the terms or conditions of this Section 4.2b of this Lease.

                  iii. The consent by Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the subtenant. However, Landlord may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Tenant or subtenant under this Lease or such sublease.

                  iv. Upon any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or any one else responsible for the performance of this Lease, including the subtenant, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant. Landlord's written consent to any assignment or subletting of the Premises by Tenant shall not constitute any acknowledgment that no default then exists under this Lease of the obligations to be performed by Tenant nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Landlord writing at the time. The discovery of the fact that any financial statement relied upon by Landlord in giving its consent to an assignment or subletting was materially false shall, at Landlord's election, render Landlord's consent null and void. Notwithstanding anything to the contrary contained herein, any rights and/or options of first offer, refusal or extension granted to Tenant shall be personal to the Tenant named herein and shall be deemed null and void in the event of any assignment of this Lease or sublease of all or substantially all of the Premises. No consent by Landlord to an assignment of this Lease shall be effective unless and until Tenant shall deliver to Landlord an agreement in form and substance satisfactory to Landlord pursuant to which such assignee assumes and agrees to be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease.

             c. ADDITIONAL TERMS AND CONDITIONS - Subletting. Regardless of Landlord's consent, the following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  i. Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease made by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease. Landlord shall not, by reason of this or any other assignment of such sublease to Landlord nor by reason of the collection of the rents from a subtenant, be deemed liable to the subtenant for any failure of Tenant to perform and comply with any of Tenant's obligations to such subtenant under such sublease. Tenant hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents due and to become due under the sublease. Tenant agrees that such subtenant shall have the right to rely upon any such statement and request from Landlord, and that such subtenant shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against said subtenant or Landlord for any such rents so paid by said subtenant to Landlord.

                  ii. No sublease entered into by Tenant shall be effective unless and until it has been approved in writing by Landlord. In entering into any sublease, Tenant shall use only such form of sublease as is satisfactory to Landlord, and once approved by Landlord, such sublease shall not be changed or modified without Landlord's prior written consent. Any subtenant shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Tenant other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Landlord has expressly consented in writing. No subtenant shall further assign or sublet all or any part of the Premises without Landlord's prior written consent.

                  iii. Notwithstanding anything in this Section 4.2c to the contrary, Tenant shall pay to Landlord any amounts received by Tenant from subtenant in excess of Tenant's obligations to Landlord stated elsewhere in this Lease. Tenant shall not request the consent of Landlord to any subletting which provides for rent on a per rentable square foot basis of less than Landlord's then asking price per rentable square foot for space in the Building and no such subletting shall be permitted.

             d. LANDLORD'S EXPENSES. If Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act Tenant proposes to do then Tenant shall pay Landlord's reasonable costs and expenses incurred in connection therewith, including attorneys, architects', engineers' or other consultants' fees. In addition, Tenant shall pay to Landlord, as Additional Rent, all reasonable additional direct and indirect expenses incurred by Landlord due to any such assignee or sublessee taking possession of the Premises, including, but not limited to, freight elevator operation, security service, janitorial service and rubbish removal.

             e. CONDITIONS TO CONSENT. Landlord reserves the right to condition. any approval to assign or sublet upon Landlord's determination that (i) the proposed assignee or subtenant shall conduct a business on the Premises of a quality substantially equal to that of Tenant and consistent with the general character of the other occupants of the Building, and (ii) the proposed assignee or subtenant be at least as financially responsible as Tenant was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

         4.3 CARE OF PREMISES.

             a. TENANT'S MAINTENANCE. Subject to the provisions of Sections 6.1 and 6.2 hereof, Tenant shall maintain and repair the Premises during the Term and preserve same in the condition delivered to Tenant on the Commencement Date, normal wear and tear excepted. Tenant shall be responsible for repainting and redecorating the Premises, cleaning drapes or other window coverings and carpets at reasonable intervals as needed, and making repairs, replacements and alterations as needed, in a good and workmanlike manner in accordance with the terms and provisions of this Lease, including those governing the performance of any Alterations to the Premises, using contractors approved by Landlord in its sole judgment, and materials of equal or better quality and utility to the original work. Landlord shall repair or replace, at Tenant's sole cost, any damage done to the Building Complex or any part thereof caused by Tenant or Tenant's agents, employees, contractors, invitees or visitors. Landlord may, at its option, upon reasonable notice, elect to have Tenant perform any particular such maintenance or repairs the cost of which is otherwise Tenant's responsibility hereunder.

             b. SURRENDER OF THE PREMISES. On the last day of the term of this Lease, or on any sooner termination, Tenant shall peaceably and quietly quit and surrender the Premises to Landlord in the same condition as received on the Commencement Date, clean and free of debris, excepting only ordinary wear and tear and loss by fire or other casualty which Tenant is not obligated to repair pursuant to this Lease. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Tenant. Tenant shall repair any damage to the Premises. Except as otherwise stated in this Lease, Tenant shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

         4.4 COMPLIANCE WITH LAW. Tenant, at its sole expense, shall comply with all laws, orders and regulations of federal, state, county and municipal authorities and with any directive of any public officer or officers pursuant to law which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises or the use or occupation of the Premises. Notwithstanding the above, Landlord shall be solely responsible for all costs incurred with conforming the Premises as of the Commencement Date, with all laws, orders, and regulations in existence as of the Commencement Date except as specifically related to Tenant's operations carried out on the Premises. Tenant shall not do or permit to be done any act or thing in, on or about the Premises or store anything therein which (i) will in any way conflict with any applicable law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, (ii) is not appropriate to the Permitted Uses of the Premises or (iii) will in any way increase the existing rate of, or adversely affect, or cause a cancellation of, any fire or other insurance policies covering the Building or any of its contents. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant whether Landlord be a party to the action or not, that Tenant has violated any law, statutes, ordinance, or governmental rule, regulation, or requirement, shall be conclusive of that fact as between Landlord and Tenant.

         4.5 TENANT'S INSURANCE.

             a. COVERAGE. Tenant shall procure and maintain throughout the Term of this Lease, at its sole cost and expense, the following insurance:

                  i. Comprehensive General Liability Insurance utilizing an Insurance Services Office standard form providing coverage for bodily injury (including death), property damage and products liability insurance (where such exposure exists). This policy shall contain a Broad Form General Liability Endorsement (GL0404) under which the insurer agrees to insure Tenant's obligations under Section 4.7 hereof. Such insurance shall have a combined single limit of not less than one Million Dollars ($1,000,000) per occurrence and Three Million Dollars ($3,000,000) in the aggregate for all occurrences within each policy year, or such greater amounts as Landlord may from time to time reasonably require;

                  ii. Fire and extended coverage insurance covering Tenant's personal property, fixtures, improvements, wall coverings, floor coverings, window coverings, alterations, furniture, equipment, lighting, ceilings, heating, ventilation and air conditioning equipment, interior plumbing and plate glass against loss or damage by fire, water, windstorms, hail, earthquakes, explosion, riot, damage from aircraft and vehicles, smoke damage, vandalism and malicious mischief and such other risks as are from time to time covered under "extended coverage" endorsements and special extended coverage endorsements commonly known as "all risks" endorsements, in an amount equal to the greater of the full replacement value or the amount required by the holder of any Mortgage from time to time and containing the waiver of subrogation required in Section
4.8 of this Lease;

                  iii. State Worker's Compensation Insurance in the statutorily mandated limits and Employers Liability Insurance with limits of not less than Five Hundred Thousand Dollars ($500,000), or such greater amount as Landlord may from time to time require; and

                  iv. Such other insurance as Landlord may reasonably require from time to time.

             b. POLICIES. It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Tenant for its acts or omissions as provided in this Lease. All of the foregoing insurance policies (with the exception of Worker's Compensation Insurance to the extent not available under statutory law) shall name Landlord, any holder of a Mortgage, or any managing agent for the Building and such other parties as Landlord shall from time to time designate as an additional insured as their respective interests may appear, and shall provide that any loss shall be payable to Landlord and any other additional insured parties as their respective interests may appear. All insurance required hereunder shall be placed with companies which are rated A:XI or better by Best's Insurance Guide and licensed to do business in the state in which the Building is located. All such policies shall be written as primary policies not contributing with and not supplemental to the coverage that Landlord may carry, with deductibles not to exceed one-half of one percent (V2%) of the amount of coverage. Tenant shall deliver duplicate original copies of all such policies and all endorsements thereto, prior to the Commencement Date, or, in the case of renewals thereto, fifteen (15) days prior to the expiration of the prior insurance policy, together with evidence that such policies are fully paid for, and that no cancellation, material change or non-renewal thereof shall be effective except upon thirty (30) days' prior written notice from the insurer to Landlord. If Tenant shall fail at any time to procure and/or maintain the insurance required herein, Landlord may, at its option, procure such insurance on Tenant's behalf and the cost thereof shall be payable upon demand, as Additional Rent. Payment by Landlord of any insurance premium or the carrying by Landlord of any such insurance policy shall not be deemed to waive or release the default of Tenant with respect thereto.

         4.6 PROTECTION AGAINST INSURANCE CANCELLATION. If any insurance policy on the Building or any part thereof shall be canceled or if cancellation shall be threatened, or if the coverage shall be reduced or be threatened to be reduced, in any way by reason of the use or occupation of the Premises or any part thereof by Tenant, any assignee or subtenant of Tenant, or by anyone permitted by Tenant to be upon the Premises, and if Tenant fails to take reasonable efforts to remedy the condition giving rise to the cancellation, threatened cancellation, reduction, or threatened reduction of coverage within forty-eight (48) hours after notice or to complete the remedy within five (5) days after notice, Landlord may, at its option, enter upon the Premises and attempt to remedy the condition, and Tenant shall forthwith pay the cost to Landlord as Additional Rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of other persons located on the Premises as a result of such entry. If Landlord is unable to remedy the offensive conditions if it chooses to attempt same, the Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Section 4.6, if Tenant fails to remedy the condition, Tenant shall be in default and Landlord shall have no obligations to attempt to remedy.

         4.7 LANDLORD'S INSURANCE. Landlord shall obtain all risk coverage on the Building and Property Improvements, but not Tenant's personal property, fixtures or equipment, in such amounts as Landlord determines to be reasonable. Landlord shall purchase general liability insurance in the amount of five million dollars ($5,000,000) covering all areas in the Building Complex other than those required to be insured by individual tenants. Landlord may also purchase rental income insurance and such other insurance as Landlord reasonably determines from time to time. The cost of the above insurance shall be treated as an Operating Expense and allocated among the tenants pursuant to the provisions of this Lease. All losses will be payable to Landlord. Tenant shall not be named in any such policies carried by Landlord and shall have no right to any proceeds of the policies.

         4.8 SUBROGATION. Notwithstanding anything to the contrary contained herein, Landlord and Tenant hereby mutually waive and release their respective rights of recovery against one another and their officers, agents and employees for any damage to real or personal property, including resulting loss of use, interruption of business, and other expenses occurring as a result of the use or occupancy of the Premises or the Building to the extent that the loss or damage is either covered by the injured party's insurance or is required to be covered by the injured party's insurance pursuant to this Lease. Landlord and Tenant agree that all policies of insurance obtained by them pursuant to the terms of this Lease shall contain provisions or endorsements thereto waiving the insurer's rights of subrogation with respect to claims against the other, and, unless the policies permit waiver of subrogation without notice to the insurer, each shall notify its insurance companies of the existence of the waiver and indemnity provisions set forth in this Lease.

         4.9 TENANT'S INDEMNIFICATION AND WAIVER.

             a. INDEMNIFICATION. Tenant shall indemnify, defend and hold harmless Landlord and its officers, directors, employees, attorneys and agents (collectively, the "Indemnitees") from and against any and all claims, demands, causes of action, judgments, costs, expenses, and all losses and damages (including consequential and punitive damages) arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other acts or things done, permitted or suffered by Tenant in or about the Premises, and shall further indemnify, defend and hold harmless the Indemnitees from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, omission or negligence or willful or criminal misconduct of Tenant, or any officer, agent, employee, independent contractor, guest, or invitee thereof, and from all costs, reasonable attorneys' fees and disbursements, and liabilities incurred in the defense of any such claim or any action or proceeding which may be brought against, out of or in any way related to this Lease. Upon notice from Landlord, Tenant shall defend any such claim, demand, cause of action or suit at Tenant's expense by counsel satisfactory to Landlord in its sole discretion. As a material part of the consideration to Landlord for this Lease, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause, and Tenant hereby waives all claims with respect thereto against Landlord, except if directly caused by Landlord's gross negligence or willful misconduct. Tenant shall give immediate notice to Landlord in case of casualty or accidents in the Premises. The provisions of this Section 4.9 shall survive the expiration or earlier termination of this Lease.

             b. WAIVER OF LANDLORD LIABILITY. Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, smoke, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other places resulting from dampness or any other cause whatsoever, or from the acts or negligence of any other tenant or any officer, agent, employee, contractor or guest of any such tenant, except personal injury or loss or damage to property caused by or due to the gross negligence or willful misconduct of Landlord. In addition, Landlord or its agents shall not be liable for (i) interference with the electrical service, ventilation, or for any latent defect in the Premises, Building or Building Complex; (ii) any loss or damage for which Tenant is required to insure; or (iii) any loss or damage resulting from any construction, Alterations or repair required or permitted to be performed by Tenant under this Lease.

         4.10 UTILITIES.

             a. TELEPHONE AND CABLE. Tenant shall separately arrange with the applicable local public authorities or utilities, as the case may be, for the furnishing of and payment for all telephone, cable, telecommunications or data transmission services as may be required by Tenant in the use of the Premises. Tenant shall directly pay for such services, including the establishment and connection thereof, at the rates charged for the services by the authority or utility, and the failure of Tenant to obtain or to continue to receive the services for any reason whatsoever shall not relieve Tenant of any of its obligations under this Lease.

             b. CONNECTIONS. Tenant shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services. Landlord shall require Tenant to reimburse Landlord for any excess expenses or costs that may arise out of a breach of this subparagraph by Tenant. Landlord may, in its sole discretion, install at Tenant's expense supplemental equipment and/or separate metering applicable to Tenant's excess usage or loading.

             C. EXTRAORDINARY DEMAND. Tenant shall not install any equipment in the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld, if such equipment requires an electrical current other than that provided to the Premises as set forth in the Premises Improvement Plans. All costs of the installation and maintenance of special electrical facilities approved by Landlord shall be paid by Tenant, as Additional Rent, upon demand. All costs for extraordinary, unusual or excessive demand by Tenant for electrical or other utility service and all costs of submetering or monitoring such use shall be borne by Tenant. Unusual costs shall include, without limitation, 24-hour service, high consumption equipment, high concentration lighting and additional HVAC supplements for equipment or lighting induced heat build-up. For the purposes hereof, the term "extraordinary, unusual or excessive demand" shall mean the consumption of electricity by Tenant over a given period of time which exceeds the average consumption of electricity or other utility services of other tenants occupying office space in the Building over an equivalent period of time. Landlord reserves the right to install, at Tenant's sole cost and expense, submeters and related equipment, relating to Tenant's use of electrical or other utility services for the purposes of monitoring and billing any excessive use of electricity by Tenant.

             d. LIABILITY. There shall be no abatement of Rent and Landlord shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Landlord's reasonable control or in cooperation with governmental request or directions.

         4.11 PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency any taxes upon Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises. If any such personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after Landlord's delivery to Tenant of a statement in writing setting forth the amount of such taxes applicable to Tenant's personal property.

         4.12 LIENS.

             a. PROHIBITION. Tenant shall keep the Premises and the Building Complex free from any liens arising out of any work performed, materials furnished, or obligations incurred by or on behalf of Tenant, except if such work is performed by Landlord on Tenant's behalf. At Landlord's option, Tenant shall provide, at Tenant's sole cost, a payment and performance and/or completion bond in an amount equal to one and one-half (1-112) times the estimated cost of any improvements, additions or alterations to the Premises to be made by Tenant and otherwise in form and substance satisfactory to Landlord. Should any mechanic's or other lien be filed against the Premises or the Building Complex by reason of Tenant's or its agents' or contractors' acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within fifteen (15) days after the filing thereof. Should Tenant fail to discharge such lien within the fifteen (15) day period, Landlord may cure same, in which event Tenant shall reimburse Landlord, on demand, as Additional Rent, for the amount of the lien or the amount of the bond, if greater, plus all administrative costs incurred by Landlord in connection therewith. The remedies provided herein shall be in addition to all other remedies available to Landlord.

             b. LIABILITY TO THIRD PARTIES. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, express or implied, to, or for the performance by, any contractor, laborer, material man or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Premises or any part thereof. Tenant and any subtenants shall have no power to do any act or make any contract which may create or be the foundation of any lien, mortgage or other encumbrance upon the reversionary or other estate of Landlord, or any interest of Landlord in the Premises. Notice is hereby given that Landlord is not and shall not be liable for any labor, services or materials furnished or to be furnished to Tenant or to anyone holding the Premises or any part thereof, and that no mechanics' or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to the Premises or the building complex.

         4.13 NO WASTE. Tenant shall not commit, suffer, nor permit any waste, damage, disfiguration, or injury to the Premises or the Building's common areas or the fixtures and equipment located in or on the Building, or permit or suffer any overloading of the floors and shall not place any safes, heavy business machines, or other heavy things in the Premises other than as specifically provided for in the Premises Improvement Plans, without first obtaining the written consent of Landlord and, if required by Landlord, or Landlord's architect, and shall not use or permit to be used by any part of the Premises for any dangerous, noxious, or offensive trade or business, and shall not cause or permit any nuisance, noise, or action in, at, or on the Premises.

         4.14 SIGNS.

             a. LANDLORD'S CONSENT. Tenant shall not, without the prior written consent of Landlord which may be given or withheld in Landlord's sole discretion, erect or install any type of exterior or interior window or door signs, or any other type of sign or placard, whether within or without the Building. All additional signs and placards must comply with the sign criteria promulgated by Landlord from time to time and all applicable laws. Tenant shall pay all costs of fabrication, installation and maintenance of all additional permitted signs or placards. Landlord will provide Tenant with interior signage comparable to that provided to other tenants at the Building, to be located adjacent to the entrance of the Premises and in the lobby of the Building.

             b. REMOVAL. Prior to vacating the Premises, Tenant shall, at its sole cost and expense, promptly remove its sign(s) and placards, and upon the removal or alteration of any of its sign(s) and placards for any reason, Tenant shall repair, paint, restore or replace the surface beneath such signs or placards damaged by such removal. If Tenant fails to comply with any of the provisions set forth in this Section, Landlord may, without liability, enter upon the Premises and remove the same at Tenant's expense.


                                   ARTICLE 5

                         LANDLORD'S COVENANTS AND RIGHTS

         5.1 QUIET ENJOYMENT. Landlord covenants and agrees that, upon performance by Tenant of all of the terms, covenants, obligations, conditions and provisions hereof on

Tenant's part to be kept and performed, Tenant shall have, hold and enjoy the Premises, subject and subordinate to the terms and conditions of this Lease.

         5.2 LANDLORD'S SERVICES. Subject to the payment by Tenant of Base Rent and any Additional Rent, Landlord shall provide the following services to be charged as Operating Expenses:

             a. SERVICES TO PREMISES: Landlord shall provide to the Premises:

                  i. Heating and air conditioning in season at such temperatures and in such amounts as shall be considered by Landlord to be building standard, during the usual and customary business hours of 6:00 a.m. to 6:00 p.m., Monday through Friday, and 5:00 a.m. to 12:00 noon on Saturday, Sundays, legal holidays, and any hours other than those set forth herein shall not be deemed usual and customary business hours, and, while Tenant may, subject to any and all security procedures which Landlord may require have access to the Premises at these times, the services described above will be provided at these times only if Tenant shall request same within a reasonable period of time prior to the need for such services. Tenant shall pay for such services, as Additional Rent, within thirty (30) days after rendition of a bill therefor, at the standard rate for such services at the Building as determined by Landlord from time to time. Whenever machines, equipment, or nonstandard lighting that generate abnormal heat which affect the temperature otherwise maintained by the air conditioning system are used in the Premises, Landlord shall have the right to install supplemental air conditioning equipment in or about the Premises, and the cost thereof, including the cost of installation, operation, electrical use, maintenance, and metering, shall be paid by Tenant to Landlord, as Additional Rent, on demand.

                  ii. Electrical energy (not exceeding the present electrical capacity of the Premises).

                  iii. Janitorial services on usual and customary business days.

             b. SERVICES TO BUILDING: Landlord shall provide in the Building:

                  i. Hot and cold water, at those points of supply provided for general use of tenants in the Building;

                  ii. Elevator service in common with other tenants, if needed and existing, for ingress to and egress from the Premises; and

                  iii. Heat, ventilation, cooling, lighting, electrical service and domestic running water, in those areas of the Building as may from time to time be designated by Landlord for use during normal business hours by Tenant in common with other tenants and persons in the Building but under the exclusive control of Landlord.

             c. INTERRUPTION OF SERVICE: Landlord shall not be liable for damages or consequential damages or in any other way in the event of loss, damage, failure, interruption, defect or change in the quantity or character or. supply of electricity furnished to the Premises or of any other utility, including, but not limited to, air conditioning, heat or water, and Tenant agrees that such supply may be interrupted for inspection, repairs, replacement or in case of emergency; nor shall the foregoing be construed as a constructive eviction of Tenant, or excuse Tenant from failing to perform any of its obligations hereunder. Landlord shall use reasonable efforts to provide Tenant as much advance notice as reasonably possible of any interruption.

             d. LIMITATIONS: Landlord shall maintain as necessary, repair and replace the foundations, structure, exterior walls, roof, any improvements in Common Areas, and the systems, facilities and equipment directly necessary for the provision by Landlord of the services described in this Section 5.2 (unless same are installed by or are the property of Tenant) provided that:

                  i. Landlord shall only be required to maintain such services as are reasonably possible under the circumstances in the event all or any part of such systems, facilities and equipment are destroyed, damaged or impaired until completion of the necessary repair or replacement;

                  ii. Subject to the provisions of Article 5 hereof, Landlord may temporarily discontinue any services at such times as may be necessary or advisable due to causes beyond the reasonable control of Landlord or for purposes of maintenance, repair, replacement, testing or examination;

                  iii. Landlord shall use reasonable diligence in carrying out its obligations under this Section 5.2;

                  iv. No reduction or discontinuance of the services described in this Section 5.2 shall be construed as an eviction of Tenant or release Tenant from any of its obligations under this Lease, except as otherwise provided in Section 6.2;

                  V. Landlord shall have no liability to Tenant, its employees, agents, invitees or licensees for damages or consequential damages or in any other way for losses due to any criminal act or for damages done by unauthorized persons on the Premises or the Building Complex, and Landlord shall not be required to insure against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and the Building Complex and shall follow all regulations promulgated by Landlord.

         5.3 ALTERATIONS BY LANDLORD.

             a. Landlord may from time to time:

                  i. Make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to service the Premises or other parts of the Building or Building Complex;

                  ii. Make changes in or additions to any part of the Building Complex not in or forming part of the Premises; and

                  iii. Change or alter the location of any areas of the Building Complex (including, but not limited to, the parking areas) which may, from time to time, be designated by Landlord for use during normal business hours by Tenant in common with other tenants and persons in the Building but under the exclusive control of Landlord.

             b. In connection therewith, Landlord and/or its representatives may enter the Premises and other areas of the Building Complex with such materials as Landlord may deem necessary, and may erect scaffolding and all other necessary structures in or about the Premises, Building or Building Complex. Tenant waives and releases any claims for damage including loss of business resulting therefrom.

         5.4 ENTRY BY LANDLORD.

             a. Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any time in case of an emergency, and at all reasonable times for any purpose permitted pursuant to the terms of this Lease, including, but not limited to, examining the Premises; making such repairs or alterations therein as may be necessary or appropriate in Landlord's sole judgment for the safety and preservation thereof; erecting, installing, maintaining, repairing or replacing wires, cables, conduits, vents, ducts, risers, pipes, HVAC equipment or plumbing equipment running in, to, or through the Premises; showing the Premises to prospective purchasers or mortgagees and, during the last year of the Term, prospective tenants; and posting notices of non-responsibility. Landlord shall use reasonable efforts to give advance reasonable notice of its entry into the Premises.

             b. Tenant shall give Landlord a key for all of the doors for the Premises, excluding Tenant's vaults, safes and files. Landlord shall have the right to use any and all means to open the doors to the Premises in an emergency in order to obtain entry thereto without liability to Tenant. Any entry to the Premises by Landlord by any of the foregoing means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises, or an eviction, partial eviction or constructive eviction of Tenant from the Premises or any portion thereof, and shall not relieve Tenant of its obligations under this Lease.

         5.5 MINIMIZE INTERFERENCE. In performing its covenants under this Article S, Landlord shall use reasonable efforts to minimize interference with the conduct of Tenant's business in connection with the performance by Landlord of any work or the provision of any services required or permitted pursuant to the terms of this Lease, but Landlord shall not be required to use overtime or premium time labor.

         5.6 LANDLORD'S RIGHT TO CURE. All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at Tenant's sole cost and expense if so provided herein and without any abatement of Base Rent or any Additional Rent unless otherwise provided. If Tenant shall fail to perform any act or to pay any sum of money (other than Base Rent) required to be performed or paid by it hereunder, or shall fail to cure any default and such failure shall continue beyond any applicable notice and grace period set forth herein, then Landlord may, at its option, and without waiving or releasing Tenant from any of its obligations hereunder, make such payment or perform such act on behalf of Tenant. All sums paid and all costs incurred by Landlord in taking such action shall be deemed Additional Rent and shall be paid to Landlord on demand.

                                    ARTICLE 6

                  EMINENT DOMAIN, CASUALTY, HAZARDOUS MATERIALS

         6.1 EMINENT DOMAIN.

             a. If, during the Term, all of the Premises shall be taken (or temporarily taken for a period of six [6] months or more) by a public authority under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises ("Date of Such Taking").

             b. If, during the Term, part of the Building Complex is so taken or purchased, and if, in the reasonable opinion of Landlord, substantial alteration or reconstruction of the Building Complex is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving Tenant at least thirty (30) days' written notice of such termination, and thereupon this Lease shall terminate on the date set forth in such notice.

             c. Notwithstanding the foregoing, if more than one-third (113) of the number of rentable square feet in the Premises is so taken or purchased, Tenant shall have the right to terminate this Lease by giving Landlord notice no later than thirty (30) days after the Date of Such Taking, and thereupon this Lease shall terminate on the last day of the month following the month in which notice is given.

             d. If a portion of the Premises is so taken, and no rights of termination herein conferred are timely exercised, the Term of this Lease shall expire with respect to the portion so taken on the Date of Such Taking. In such event, the Base Rent and any Additional Rent with respect to such portion so taken shall abate on such date or on such later date as Tenant shall deliver possession thereof, and the Base Rent and any Additional Rent thereafter payable with respect to the remainder of the Premises shall be adjusted prorata by Landlord in order to account for the reduction in the number of rentable square feet in the Premises. Landlord shall restore and redemise the Premises to the extent required to exclude from the Premises that portion so taken; provided, however, that Landlord's obligation to restore and redemise the remainder of the Premises shall be limited to the funds available to Landlord from the condemnation award or other consideration paid for the affected portion of the Premises.

             e. Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected portion of the Building Complex, and Tenant shall not have or advance any claim against Landlord for the value of its property or its leasehold estate or the unexpired Term of the Lease, or for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering for its own account from the condemning authority any award or compensation attributable to the taking or purchase of Tenant's improvements, chattels or trade fixtures, or the removal or relocation of its business and effects, or the interruption of its business; provided that any such award or compensation shall not reduce the amount of the award otherwise payable to Landlord. If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefor to the other.

         6.2 DAMAGE OR DESTRUCTION.

             a. DEFINITIONS.

                  i. "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent but there has not been a Building Total Destruction.

                  ii. "Building Partial Damage" shall mean the Building is damaged or destroyed to the extent that the cost to repair is less than thirty percent (30%) of the then Replacement Cost of the Building.

                  iii. "Building Total Destruction" shall mean the Building is damaged or destroyed to the extent that the cost to repair is thirty percent (30%) or more of the then Replacement Cost of the Building.

                  iv. "Insured Loss" shall mean damage or destruction which was caused by an event covered by the insurance described in Section 4.7 and acknowledged by the relevant insurance company in a binding writing that such loss is a valid claim under the insurance policy. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                  v. "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by Tenants, other than those installed by Landlord at Tenant's expense.

             b. PREMISES DAMAGE; BUILDING PARTIAL DAMAGE.

                  i. Insured Loss: Subject to the provisions of Sections 6.2c, 6.2d, and 6.2e, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Building Partial Damage, then Landlord, shall as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Landlord's expense, repair such damage (but not Tenant's fixtures, equipment or tenant improvements originally paid for by Tenant) to its condition in full force and effect. Notwithstanding the above, Landlord's obligation to restore (i) shall be limited to the amount of funds available to Landlord from any casualty insurance policy proceeds actually paid to Landlord for such repair work and (ii) shall at all times be subject to obtaining all necessary approvals from all applicable governmental entities, and the holder of any Mortgage and the willingness of such holder to make the proceeds of casualty insurance policies available to Landlord for such purposes. Landlord shall not be liable for any delay which is beyond the reasonable control of Landlord in the completion of the repair and restoration of the Premises.

                  ii. Uninsured Loss: Subject to the provisions of Sections 6.2d and 6.2e, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Building Partial Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense), which damage prevents Tenant from making any substantial use of the Premises, Landlord may at Landlord's option either (1) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (2) give written notice to Tenant within sixty (60) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

             c. BUILDING TOTAL DESTRUCTION. Subject to the provisions of Sections 6.2d and 6.2e, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classification of Building Total Destruction, then Landlord may at Landlord's option either (1) repair such damage or destruction as soon as reasonably possible at Landlord's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Tenant's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (2) give written notice to Tenant within ninety (90) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

             d. DAMAGE NEAR END OF TERM.

                  i. Subject to Section 6.2d.ii, if at any time during the last twelve (12) months of the term of this Lease there is an occurrence of Premises Damage or Building Partial Damage, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

                  ii. Notwithstanding Section 6.2d.i, if Tenant has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Tenant shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage or Building Partial Damage during the last twelve (12) months of the term of this Lease. If Tenant duly exercises such option during said 20-day period, Landlord shall, at Landlord's expense, repair such damage (but not Tenant's fixtures, equipment or tenant improvements) as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during said 20-day period, then Landlord may at Landlord's option terminate and cancel this Lease as of the expiration of said 20-day period by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the expiration of said 20-day period, notwithstanding any term or provision in the grant of option to the contrary.

             e. ABATEMENT OF RENT: TENANT'S REMEDIES.

                  i. If Landlord repairs or restores the Building or Premises pursuant to the provisions of this Section 6.2, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the Rent payable hereunder (including Tenant's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Tenant, and (2) such abatement shall only be to the extent the operation and profitability of Tenant's business as operated from the Premises is adversely affected. Except for said abatement of Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

                  ii. If Landlord shall be obligated to repair or restore the Premises or the Building under the provisions of this Section 6.2 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Landlord shall not complete the restoration and repair within twelve (12) months after such occurrence, Tenant may at Tenant's option cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

                  iii. Tenant agrees to cooperate with Landlord in connection with any such restoration and repair, including, but not limited to, the approval and/or execution of plans and specifications required.

             f. Waiver. Landlord and Tenant waive the provisions of any statute which relates to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

             g. NOTICE OF DAMAGE. Tenant shall give immediate written notice to Landlord of any damage caused to the Premises by fire or other casualty.

         6.3 HAZARDOUS MATERIALS. Tenant represents, warrants, and covenants to Landlord that:

             a. Tenant and the Premises will remain in compliance with all applicable laws, ordinances, and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment, including those statutes, laws, regulations, and ordinances identified in subparagraph 6.3g all as amended and modified from time to time (collectively, "Environmental Laws"). All governmental permits relating to the use or operation of the Premises required by applicable Environmental Laws are and will remain in effect, and Tenant will comply with them.

             b. Tenant will not permit to occur any release, generation, manufacture, storage, treatment, transportation, or disposal of "Hazardous Material," as that term is defined in subparagraph 6.3g, on, in, under, or from the Premises. Tenant will promptly notify Landlord, in writing, if Tenant has or acquires notice or knowledge that any Hazardous Material has been or is threatened to be released, discharged, disposed of, transported, or stored on, in, under, or from the Premises; and if any Hazardous Material is found on the Premises, Tenant, at its own cost and expense, will immediately take such action as is necessary to detain the spread of and remove the Hazardous Material to the complete satisfaction of Landlord and the appropriate governmental authorities.

             c. Tenant will immediately notify Landlord and provide copies upon receipt of all written complaints, claims, citations, demands, inquiries, reports, or notices relating to the condition of the Premises or compliance with Environmental Laws. Tenant will promptly cure and have dismissed with prejudice any such actions and proceeding to the satisfaction of Landlord. Tenant will keep the Premises free of any lien imposed pursuant to any Environmental Laws.

             d. Landlord will have the right at all reasonable times and from time to time to conduct environmental audits of the Premises, and Tenant will cooperate in the conduct of each audit. The audits will be conducted by a consultant of Landlord's choosing. If any Hazardous Material is detected or if a violation of any of the warranties, representations, or covenants contained in this paragraph is discovered, the fees and expenses of such consultant will be borne by Tenant and will be paid as Additional Rent under this Lease on demand by Landlord.

             e. If Tenant fails to comply with any of the foregoing warranties, representations, and covenants, Landlord may cause the removal (or other cleanup acceptable to Landlord) of any Hazardous Material from the Premises. The costs of

Hazardous Material removal and any other cleanup (including transportation and storage costs) will be Additional Rent under this Lease, whether or not a court has ordered the cleanup, and such costs will become due and payable on demand by Landlord. Tenant will give Landlord, its agents, and employees access to the Premises to remove or otherwise clean up any Hazardous Material. Landlord, however, has no affirmative obligation to remove or otherwise clean up any Hazardous Material, and this Lease will not be construed as creating any such obligation.

             f. Tenant agrees to indemnify, defend (with counsel reasonably acceptable to Landlord and at Tenant's sole cost), and hold Landlord and Landlord's affiliates, shareholders, directors, officers, employees and agents free and harmless from and against all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind (including attorneys' and experts' fees and expenses and fees and expenses incurred in investigating, defending, or prosecuting any litigation, claim, or proceeding) that may at any time be imposed upon, incurred by, or asserted or awarded against Landlord or any of them in connection with or arising from or out of:

                  i. any Hazardous Material on, in, under, or affecting all or any portion of the Premises;

                  ii. any misrepresentation, inaccuracy, or breach of any warranty, covenant, or agreement contained or referred to in this paragraph;

                  iii. any violation or claim of violation by Tenant of any Environmental Law; or

                  iv. the imposition of any lien for the recovery of any costs for environmental cleanup or other response costs relating to the release or threatened release of Hazardous Material. This indemnification is the personal obligation of Tenant and will survive termination of this Lease. Tenant, its successors, and assigns waive, release, and agree not to make any claim or bring any cost recovery action against Landlord under CERCLA, as that term is defined in subparagraph 6.3g, or any state equivalent or any similar law now existing or enacted after this date. To the extent that Landlord is strictly liable under any such law, regulation, ordinance, or requirement, Tenant's obligation to Landlord under this indemnity will likewise be without regard to fault on the part of Tenant with respect to the violation or condition that results in liability to Landlord.

             g. For purposes of this Lease, "Hazardous Material" means: (i) "hazardous substances" or "toxic substances" as those terms are defined by the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA), 42 U.S.C. ss.9601, et seq., or the Hazardous Materials Transportation Act, 49 U.S.C. ss.1801, all as amended and amended after this date; (ii) "hazardous wastes" as that term is defined by the Resource Conservation and Recovery Act
(RCRA), 42 U.S.C. ss.6901, et sec.., as amended and amended after this date;
(iii) any pollutant or contaminant or
hazardous, dangerous, or toxic chemicals, materials, or substances within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic, or dangerous waste substance or material, all as amended or amended after this date; (iv) crude oil or any fraction thereof which is liquid at standard conditions of temperature and pressure (60 degrees Fahrenheit and 14.7 pounds per square inch absolute); (v) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. ss.2011, et seq., as amended and amended after this date; (vi) asbestos in any form or condition; and (vii) polychlorinated biphenyls (PCBs) or substances or compounds containing PCBs.

                                    ARTICLE 7

                           EVENTS OF DEFAULT, REMEDIES

         7.1 EVENTS OF DEFAULT. In addition to any other event specified in this Lease as an event of default, the occurrence of any one or more of the following events during the Term (each, individually, an "Event of Default" and collectively, "Events of Default") shall constitute a breach of this Lease by Tenant and Landlord may exercise the rights set forth in Section 7.2 of this Lease or as otherwise provided at law or in equity:

             i. Tenant shall fail to pay any Base Rent or any Additional Rent on the date when the same shall become due and payable; or

             ii. Tenant shall default in the performance of or compliance with any of the other covenants, agreements, terms or conditions of this Lease to be performed by Tenant (other than any default curable by the payment of money), and, unless expressly provided elsewhere in this Lease that no notice and/or opportunity to cure such default is to be afforded Tenant, such default shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant, or, in the case of a default which cannot with due diligence be cured within thirty (30) days, Tenant fails to commence such cure promptly within such thirty (30) day period and thereafter diligently prosecute such cure to completion within ninety (90) days. Notwithstanding the above, Tenant must immediately remedy any default that presently threatens an injury or harm to any person or property; or

             iii. Tenant (or any guarantor of Tenant's obligations hereunder, if any) ("Guarantor") shall become insolvent within the meaning of the United States Bankruptcy Code, as amended from time to time (the "Code"); shall have ceased to pay its debts in the ordinary course of business; shall be unable to pay its debts as they become due; shall make a general assignment for the benefit of creditors; shall file, take any action to file, or notify Landlord that Tenant or Guarantor intends to file, a petition, case or proceeding under any section or chapter of the Code, or under any similar law or statute of the United States or any state thereof relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; shall be adjudicated as a bankrupt or insolvent; shall seek to or consent to or acquiesce in the appointment of any receiver, trustee, liquidator or other custodian of Tenant or Guarantor or any material part of its or their properties, whether or not the same shall relate to their interests in this Lease; or Tenant or Guarantor shall notify Landlord that it anticipates the occurrence of any of the foregoing conditions; or take any other action for the purpose of effecting any of the foregoing clauses; or

             iv. the Premises shall be effectively abandoned by Tenant, as shown by failure to occupy the Premises, for a period of ten (14) consecutive days; or

             v. any execution or attachment is issued against Tenant or any of its property whereupon the Premises shall be taken or occupied or attached, or attempted to be taken or occupied or attached by someone other than Tenant; or

             vi. Tenant does or permits to be done anything which creates a lien upon the Premises or the Building and such lien is not discharged by Tenant within fifteen (15) days after the filing thereof; or

             vii. any Guarantor of this Lease shall default beyond any applicable notice and grace period under such guaranty; or

             viii. this Lease shall be transferred to or shall pass to or devolve upon any other person or party except in compliance with Section 4.2.

         7.2 LANDLORD'S REMEDIES UPON DEFAULT.

             a. TERMINATION OF POSSESSION. Upon the occurrence of any Event of Default, Landlord shall have the option to pursue any one or more of the following remedies without notice or demand whatsoever, in addition to, or in lieu of, any and all remedies available to Landlord under the laws of the state in which the Building is located:

                  i. Landlord may give Tenant written notice of its election to terminate this Lease, effective on the date specified therein, whereupon Tenant's right to possession of the Premises shall cease and this Lease, except as to Tenant's liability determined in accordance with Section 7.2c herein below, shall be terminated.

                  ii. Landlord and its agents may immediately re-enter and take possession of the Premises, or any part thereof, either by summary proceedings, or by any other applicable action or proceeding, or by force or otherwise (without being liable for indictment, prosecution or damages therefor) and may repossess same as Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, without being deemed guilty in any manner of trespass, and without prejudice to any remedies for arrears of rent or Tenant's breach of covenants or conditions.

                  iii. Should Landlord elect to re-enter as provided hereinabove or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant (subject to the provisions of Section 7.2b), for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such terms and conditions (which may include concessions of free rent and alteration, repair and improvement of the Premises) as Landlord, in its sole discretion, may determine, and Landlord may collect and receive the rents therefor without relieving Tenant of any liability under this Lease or otherwise affecting any such liability. Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such re-entry and/or reletting to exercise its right to terminate this Lease by giving Tenant written notice thereof, in which event this Lease will terminate as specified in said notice.

             b. WAIVER OF NOTICE AND RIGHT TO RE-ENTER. Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Premises, or to reenter or repossess the Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

             c. DAMAGES.

                  i. In the event this Lease is terminated in accordance with the provisions of Section 7.2a.i, Tenant shall remain liable to Landlord for damages in an amount equal to the Base Rent and any Additional Rent and any other sums due hereunder as of the date of termination of this Lease plus the Base Rent and any Additional Rent which would have been owing by Tenant hereunder for the balance of the Term (collectively, the "Aggregate Gross Rent") had this Lease not been terminated, less the net proceeds, if any, received as a result of any reletting of the Premises by Landlord subsequent to such termination, after deducting all of Landlord's expenses including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting (collectively, the "Reletting Costs"). Landlord shall use reasonable efforts to relet the Premises but shall not be obligated to: (i) attempt to relet the Premises if Landlord has other space available in the Building; (ii) relet the Premises at a rate substantially below the current rate being charged to other tenants; or (iii) incur substantial expense to remodel or refurbish the Premises in order to accommodate prospective tenants. Landlord shall be entitled to collect Base Rent, any Additional Rent and all other damages from Tenant monthly on the days on which Base Rent and any Additional Rent would have been payable hereunder if this Lease had not been terminated. Alternatively, at the option of Landlord, in the event this Lease is so terminated, Landlord shall be entitled to recover forthwith against Tenant, as liquidated damages and not as a penalty, the then value of the Aggregate Gross Rent and Reletting Costs less the aggregate rental value of the Premises for what otherwise would have been the unexpired balance of the Term. In the event Landlord shall relet the Premises for the period which otherwise would have constituted the unexpired portion of the Term (or any part thereof), the amount of rent and other sums payable by the tenant thereunder shall be deemed prima facie to be the rental value for the Premises (or the portion thereof so relet) for the term of such reletting. Tenant shall in no event be entitled to any rents collected or payable in respect of any reletting, whether or not such rents shall exceed the Base Rent and any Additional Rent reserved in this Lease. Tenant shall bear the burden of proof in any proceeding to determine the "rental value" for purposes of the above calculation.

                  ii. If Landlord does not elect to terminate this Lease, but takes possession, Tenant shall pay to Landlord the Base Rent and any Additional Rent which would be payable hereunder if such repossession had not occurred, less the net proceeds received by Landlord, if any, of any reletting of the Premises by Landlord after deducting the Reletting Costs to the extent not paid to Landlord pursuant to the following sentence. Tenant shall pay rent and all other sums due to Landlord, monthly, on the ;days on which Base Rent would have been payable hereunder if possession had not been retaken.

             d. CUMULATIVE REMEDIES. Suit or suits for the recovery of the Rent and other amounts and damages may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease shall be deemed to require Landlord to await the date when this Lease would have expired had there been no default by Tenant, or no termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies shall be considered cumulative and nonexclusive. All costs incurred by Landlord in connection with collecting any rent or other amounts and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, including reasonable attorneys' fees from the date such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, shall also be paid by Tenant to Landlord.

             e. MISCELLANEOUS. This Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the Base Rent and any Additional Rent, as the same become due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's rights to possession unless Landlord shall have specifically elected to terminate this Lease.

                  i. No payments of money by Tenant to Landlord after the expiration or other termination of this Lease after the giving of any notice by Landlord to Tenant shall reinstate or extend the Term, or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums due under this Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment theretofore obtained.

                  ii. If Tenant is in default under the terms hereof and, by the sole determination of Landlord, has abandoned the Leased Premises, Landlord shall have the right to remove all the Tenant's property from the Leased Premises and dispose of said property in such a manner as determined best by Landlord, at the sole cost and expense of Tenant and without liability of Landlord for the actions so taken.

             f. CASH DEPOSIT. In addition to Landlord's rights set forth above, if Tenant fails to pay its rent and all other amounts owing hereunder within the time period set forth in Section 7.1a.i above more than two (2) times during any 12-month period, then upon the occurrence of the third or any subsequent default in the payment of monies' during a 12-month period, Landlord at its sole option, shall have the right to require that Tenant, as a condition precedent to curing such default, pay to Landlord, in cash or its equivalent, in advance, the Base Rent and Landlord's estimate of all other amounts which will become due and owing hereunder by Tenant for a period of six (6) months. All amounts shall be paid by Tenant within thirty (30) days after notice from Landlord demanding the same. All monies so paid shall be retained by Landlord, without interest, for the balance of the Primary term and any extension thereof, and shall be applied by

Landlord to the last due amounts owing hereunder by Tenant. If, however, Landlord's estimate of the rent and other amounts for which Tenant is responsible hereunder are inaccurate, when such error is discovered Landlord shall pay to tenant, or Tenant shall pay to Landlord, within thirty (30) days after written notice thereof the excess or deficiency, as the case may be, which is required to reconcile the amount on deposit with Landlord with the actual amounts for which Tenant is responsible.

             g. NO WAIVER. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach, and no acceptance of full or partial payment of Rent during the continuance of any breach, shall constitute a waiver of any breach or of the agreement to be performed or complied with by Tenant, and no breach shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition shall continue in full force and effect with respect to any other then existing or subsequent breach. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions which require observance or performance by Landlord or Tenant subsequent to such termination.

         7.3 BANKRUPTCY. Landlord and Tenant understand that, notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Code may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that, in any event, Landlord is entitled under the Code to adequate assurances of future performance of the terms and provisions of this Lease. The parties hereto agree that, with respect to any such assumption or assignment, the term "adequate assurance" shall include at least the following:

             a. In order to assure Landlord that the proposed assignee will have the resources with which to pay all Base Rent and any Additional Rent payable pursuant to the terms hereof, any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) of not less than the net worth of Tenant on the date this Lease became effective, increased by seven percent (7%), compounded annually, for each year from the Commencement Date through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

             b. Any proposed assignee must have been engaged in the conduct of business for the five (S) years prior to any such proposed assignment, which business does not violate the Permitted Uses, and such proposed assignee shall continue to engage in the Permitted Uses. Landlord's asset will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Uses.

             c. Any proposed assignee of this Lease must assume and agree to be personally bound by the terms, covenants and provisions of this Lease.

                                    ARTICLE 8

                            MISCELLANEOUS PROVISIONS

         8.1 HOLDING OVER. If Tenant remains in possession of the Premises after the expiration or other termination of the Term, then, at Landlord's option, Tenant shall be deemed to be occupying the Premises as a month-to-month tenant only pursuant to the provisions of this Lease, at a monthly rental equal to two
(2) times the sum of the Base Rent and any Additional Rent payable hereunder during the last month of the Term. Such month-to-month tenancy may be terminated by Landlord or Tenant effective as of the last day of any calendar month by delivery to the other of notice of such termination prior to the first day of such calendar month. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all claims, losses and liabilities for damages resulting from failure to surrender possession upon the Expiration Date or sooner termination of the Term, including, without limitation, any claims made by any succeeding tenant, and such obligations shall survive the expiration or sooner termination of this Lease.

         8.2 NOTICES.

             a. Any and all notices required or which either party herein may desire to give to the other (each, a "Notice") shall be made in writing and shall be given by certified or registered mail, postage prepaid, return receipt requested, or by a nationally recognized overnight courier, such as Federal Express or Airborne Express, or by personal service, and shall be deemed to be given on the third business day after the date of posting in a United States Post Office or branch post office or one day after delivery to the overnight courier, or upon effecting personal service, and shall be delivered to Landlord's Notice Address or Tenant's Notice Address, as appropriate. The parties agree that copies of all Notices to be delivered to Landlord and Tenant hereunder shall be simultaneously delivered to the specified addresses for copies set forth in Section 1.1, if any. Either party may, by notice as aforesaid actually received, designate a different address or addresses for communications intended for it. Anything contained herein to the contrary notwithstanding, any bills or invoices for Base Rent, any Additional Rent or any Landlord's Operating Statement may be given by hand or by mail (which need not be registered or certified) and, if so given, shall be deemed given on the date of delivery or refusal, if by hand, or on the third (3rd) business day following the date of posting, if mailed.

             b. Notices given hereunder by any party may be given by counsel for such party or by Landlord's agent. The foregoing notice provisions shall in no way prohibit notice from being given as provided in the rules of civil procedure of the state in which the Building is located, as the same may be amended from time to time and any notice so given shall constitute notice herein.

         8.3 AUTHORITY OF TENANT.

             a. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors or the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. In addition, Tenant shall, at the time of execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

             b. If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing this Lease on behalf of said partnership, joint venture or unincorporated association represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said partnership, joint venture or unincorporated association, and that this Lease is binding upon said partnership, joint venture or unincorporated association in accordance with its terms. Tenant shall, at the time of execution of this Lease, deliver to Landlord a document to that effect.

         8.4 FINANCIAL STATEMENTS. Tenant and Guarantor, if any, shall, when requested by Landlord from time to time, furnish a true and accurate statement of its financial condition prepared in conformity with recognized accounting principles and in a form reasonably satisfactory to Landlord. Landlord acknowledges that Tenant's and Guarantor's financial statements are confidential and agrees to exercise reasonable efforts to protect them from unauthorized disclosure to the same extent that Landlord protects its own confidential information.

         8.5 AUTHORITIES FOR ACTION. Landlord may act through its managing agent for the Building or through any other person who may from time to time be designated by Landlord in writing. Tenant shall designate in writing one or more persons to act on its behalf and may from time to time change such designation by written notice to Landlord. In the absence of any such designation, the person or persons executing this Lease on behalf of Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

         8.6 BROKERAGE. Tenant represents and warrants that it has dealt with no brokers or agents, in connection with the negotiation or execution of this Lease except: Fuller and Company. Tenant agrees to indemnify and hold Landlord harmless from and against any and all damage, loss, cost or expense including, without limitation, all attorneys' fees and disbursements incurred by reason of any claim of or liability to any other broker or other person for commissions or other compensation or charges with respect to the negotiation, execution and delivery of this Lease incurred as a result of Tenant's actions or commitments, and such obligations shall survive the expiration or sooner termination of this Lease. Any brokerage fees due to Fuller and Company shall be the sole responsibility of the Landlord.

         8.7 DEFINITION OF LANDLORD. The term "Landlord" as used in this Lease shall mean only the owner of the Building at the time in question. In the event of any transfer of title to or lease of the Building, the transferor shall be entirely freed and relieved of all covenants and obligations of Landlord to be performed thereafter (whether express or implied) without further agreement between the parties or their successors in interest and Tenant shall look solely to the successor in interest of the transferor as Landlord under this Lease; provided, however, that any funds in the hands of the Landlord in which Tenant has an interest shall be delivered to Landlord's successor in interest. This Lease shall not be affected by such transfer or lease, and Tenant agrees to attorn to the transferee or assignee, such attornment to be effective and self-operative without the execution of any further instrument by the parties to this Lease.

         8.8 ENTIRE AGREEMENT.

             a. Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties except those expressed in this Lease, and that this Lease contains the entire agreement of the parties. No amendment or modification of this Lease shall be binding or valid unless expressed in writing and executed and delivered by Landlord and Tenant in the same manner as the execution of this Lease.

             b. The submission of this document for examination and review does not constitute an option, an offer to lease space, or an agreement to lease space. This document shall have no binding effect on the parties hereto unless and until executed and delivered by both Landlord and Tenant and will be effective only upon Landlord's execution and delivery of same.

         8.9 FORCE MAJEURE. Any obligation of Landlord which is delayed or not performed due to Acts of God, strike, riot, shortages of labor or materials, war (whether declared or undeclared), governmental laws, regulations or restrictions, governmental action, or lack thereof, or any other causes of any kind whatsoever which are beyond Landlord's reasonable control, shall not constitute a default hereunder and shall be performed within a reasonable time after the end of such cause for delay or nonperformance.

         8.10 SEVERABILITY. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be illegal, invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and all other terms and provisions of this Lease shall be valid and enforced to the fullest extent permitted by law.

         8.11 NO SETOFF. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent, and Tenant shall not be entitled to any setoff, offset, abatement or deduction of Rent or other amounts due Landlord hereunder if Landlord fails to perform its obligations hereunder; provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof or to which Tenant has not waived any claim pursuant to the provisions of this Lease so long as notice is first given to Landlord and any holder of a Mortgage, and a reasonable opportunity is granted to Landlord and such holder to correct such violation. In no event shall Landlord, or any holder of a Mortgage be responsible for any consequential damages incurred by Tenant, including, without limitation, lost profits or interruption of business, as a result of any default by Landlord.

         8.12 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall create any relationship between the parties hereto other than that of Landlord and Tenant, and it is acknowledged and agreed that Landlord shall not be deemed to be a partner of Tenant in the conduct of its business, or a joint venturer or a member of a joint or common enterprise with Tenant.

         8.13 NAME OF BUILDING. Upon notice to Tenant, Landlord shall have the right to designate, or to change, the name or numbers of the Building without liability to Tenant.

         8.14 SUCCESSORS BOUND. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and permitted assigns of each of the parties hereto.

         8.15 INTERPRETATION.

             a. Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of a covenant.

             b. Words of any gender used in this Lease shall be deemed to include any other gender, and words in the singular shall be deemed to include the plural, when the context requires.

             c. All pronouns and any variances thereof shall be deemed to refer to the neuter, masculine, feminine, singular or plural, when the context requires.

             d. No remedy or election given pursuant to any provision in this Lease shall be deemed exclusive unless so indicated, but each shall, wherever possible, be cumulative with all other remedies at law or in equity as otherwise specifically provided herein.

             e. If and to the extent that, any of the provisions of any amendment, modification or rider to this Lease conflict or are otherwise inconsistent with any of the preceding provisions of this Lease, or of the Rules and Regulations (if any) appended to this Lease, whether or not such inconsistency is expressly noted in such amendment, modification or rider, the provisions of such amendment, modification or rider shall prevail, or in case of any inconsistency with the Rules and Regulations, such Rules and

Regulations shall be deemed to be waived with respect to Tenant to the extent of such inconsistency.

             f. The parties mutually agree that the headings and captions contained in this Lease are inserted for convenience of reference only, and are not to be deemed part of or to be used in construing this Lease.

             g. This Lease shall be construed in accordance with the laws of the state in which the Building is located. Unless herein waived, Landlord and Tenant acknowledge that all of the applicable statutes of such state are superimposed on the rights, duties and obligations of Landlord and Tenant hereunder.

             h. Except as expressly contained herein, neither Landlord nor Landlord's agent or attorneys have made representations, warranties or promises with respect to the Premises, the Building, the Building Complex or this Lease.

             i. Landlord and Tenant each acknowledge and warrant that each has been represented by independent counsel and has executed this Lease after being fully advised by said counsel as to its effect and significance. This Lease is the result of negotiations between the parties and their respective attorneys and shall be construed in an even and fair manner, regardless of the party who drafted this Lease, or any provision thereof

             j. In all instances where Tenant is required by the terms and provisions of this Lease to pay any sum of money or to do any act at a particular indicated time or within any indicated period, it is understood and agreed that time is of the essence.

         8.16 JOINT AND SEVERAL OBLIGATION. If this Lease is executed by more than one tenant, Tenant's obligations hereunder shall be the joint and several obligations of each tenant executing this Lease.

         8.17 EASEMENTS. Landlord shall have the right to grant any Easements on, over, under and above the Premises for such purposes as Landlord determines, provided that such Easements will not materially interfere with Tenant's use or quiet enjoyment of the Premises.

         8.18 LIMITATION OF LANDLORD LIABILITY. In no event shall Landlord be liable to Tenant for any failure of other tenants in the Building to operate their businesses, or for any loss or damage that may be occasioned by or through the acts or omissions of other tenants. Notwithstanding anything to the contrary provided in this Lease, neither Landlord, nor any general or limited partner in or of Landlord, whether direct or indirect, nor any direct or indirect partners in such partners, nor any disclosed or undisclosed officers, shareholders, principals, directors, employees, partners, servants or agents of Landlord, nor any of the foregoing, nor any investment adviser or other holder of any equity interest in Landlord, their successors, assigns, agents, or any mortgagee in possession shall have any personal liability with respect to any provisions of this Lease and, if Landlord is in breach or default with respect to its obligations or otherwise, Tenant shall look solely to Landlord's interest in the Building and Parking Lot for the satisfaction of Tenant's remedies.

         8.19 SHORT FORM LEASE. Tenant shall not record this Lease or a memorandum hereof without the prior written consent of Landlord. Upon Landlord's request, Tenant agrees to execute and acknowledge a short form lease in recordable form, indicating the names and addresses of Landlord and Tenant, a description of the Premises, the Term, the Commencement and Expiration Dates, and options for renewal, if any, but omitting rent and other terms of this Lease. Further, upon Landlord's request, Tenant agrees to execute and acknowledge a termination of lease in recordable form to be held by Landlord until the Expiration Date or sooner termination of the Term.

         8.20 ASSIGNMENT OF RENTS, LEASES.

             a. Tenant agrees that Landlord may assign the rents and its interest in this Lease to the holder of any Mortgage.

             b. Tenant further agrees that, in the event of such an assignment, Tenant shall give the holder of such Mortgage a copy of any request for performance by Landlord or any notice of default by Landlord; and, in the event Landlord fails to cure any such default, Tenant shall give such holder a reasonable period, commencing on the last day on which Landlord could cure such default, in which to cure same.

         8.21 RULES AND REGULATIONS.

             a. The rules and regulations set forth in Exhibit F annexed hereto (the "Rules and Regulations") have been adopted by Landlord for the safety and convenience of all tenants and other persons in the Building. Tenant shall at all times comply with, and shall cause its employees, agents, contractors, licensees and invitees to comply with, the Rules and Regulations from time to time in effect. Landlord may, from time to time, amend, delete or add to the Rules and Regulations, provided that any such modification:

                  i. shall not be inconsistent with any other provision of this Lease;

                  ii. shall be reasonable and have general application to all tenants in the Building; and

                  iii. shall be effective only upon delivery of a copy thereof to Tenant at the Premises or posting same in a conspicuous place within the Building.

             b. Landlord shall use reasonable efforts to secure compliance by all tenants and other persons with the Rules and Regulations from time to time in effect, but shall not be liable to Tenant for failure of any person to comply with such Rules and

Regulations. Any failure by Landlord to enforce any of the Rules and Regulations will not constitute a waiver of same with respect to Tenant. Landlord reserves the right, in its sole discretion, to waive, either temporarily or permanently, application of the Rules and Regulations to any particular tenant in the Building.

         8.22 ESTOPPEL CERTIFICATE. At any time and from time to time upon written request by Landlord, Tenant hereby agrees to deliver within ten (10) days after request, a certificate to Landlord or to any present or proposed mortgagee or purchaser designated by Landlord, in the form supplied, certifying:
(1) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises, and specifying the reasons therefore);
(ii) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications), or, if this Lease is not in full force and effect, the certificate shall so specify the reasons therefor; (iii) the Commencement Date, the Expiration Date and the terms of any extension options of Tenant; (iv) the date to which the Base Rent and any Additional Rent have been paid under this Lease and the amount thereof then payable; (v) the amount of the Security Deposit and prepaid rent, if any, being held by Landlord;
(vi) whether there are then any existing defaults by Landlord in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (vii) that no notice has been received by Tenant of any default under this Lease which has not been cured, except as to defaults specified in the certificate; (viii) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Tenant; (ix) the amount of the then current Base Rent; and
(x) any other information reasonably requested by Landlord, its present or proposed purchaser, or the holder of any Mortgage.

         8.23 MORTGAGEE REQUIREMENTS. If any present or future or prospective holder of a Mortgage shall require a reasonable change or changes in this Lease as a condition of its approval of this Lease, and if within thirty (30) days after notice from Landlord, Tenant fails or refuses to execute the amendment or amendments of this Lease effecting such change or changes as are stated by Landlord to be necessary to secure the approval of such present or future or prospective holder of a Mortgage, Landlord shall have the right to cancel this Lease at any time prior to the Commencement Date. In the event of the cancellation of this Lease by Landlord pursuant to the terms hereof, this Lease shall be null and void and of no further force or effect and neither party shall have any further liability or obligation hereunder, including, without limitation any Tenant liability for internal costs of Landlord. Notwithstanding the above, any additional documents or amendments required under this Lease shall not increase Tenant's Rent or Additional Rent or materially alter Tenant's rights and responsibilities under this Lease.

         8.24 ATTORNEYS' FEES. If any party breaches this Lease, the other party shall be entitled to collect its reasonable attorneys' fees, arbitration fees, court costs, expert witness fees, and other incidental expenses from the breaching party incurred to enforce this Lease whether or not a suit has been commenced, all in addition to any other remedies or damages that may be available.

         8.25 LANDLORD'S FAILURE TO CONSENT. If Tenant shall request Landlord's consent hereunder and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for the withholding of its consent, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or where, as a matter of law, Landlord may not unreasonably withhold its consent.

         8.26 NO WAIVER. The failure of Landlord to exercise its rights in connection with this Lease or any breach or violation of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Base Rent and any Additional Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular amount of Base Rent or any Additional Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such monies.

         8.27 NO MERGER. The voluntary or other surrender of possession of the Premises by Tenant, or a mutual cancellation of this Lease, shall not result in a merger of Landlord's and Tenant's estates, and shall, at the option of Landlord, either terminate any or all existing subleases or subtenancies, or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

         8.28 NO LIGHT OR AIR EASEMENT. Any diminution or shutting off of light or air by any structure which is now or hereafter erected on the Property or upon property adjacent to the Property shall not affect this Lease or impose any liability on Landlord.

         8.29 CROSSED OUT




                                       46-48

         8.30 TIME IS OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

         8.31 SUBORDINATION.

             a. This Lease, and any option or right of first refusal granted hereby, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security (collectively, "Mortgage") now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground Landlord shall elect to have this Lease and any options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease and such options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

             b. Tenant agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant's failure to execute such documents within ten (14) days after written demand shall constitute a material default by Tenant hereunder without further notice to Tenant or, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such documents in accordance with this Section 8.31b.

         8.32 AUCTIONS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this Section shall constitute a material default of this Lease.

         8.33 SECURITY MEASURES - LANDLORD'S RESERVATIONS.

             a. Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Building. Tenant assumes all responsibility for the protection of Tenant, its agents, its employees and invitees and the property of Tenant and of Tenant's agents and invitees from acts of third parties. Nothing contained herein shall prevent Landlord, at Landlord's sole option, from providing security protection for the Building or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in Section 3.2.

             b. Landlord shall have the following rights:

                  i. To provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Landlord shall reasonably deem appropriate;

                  ii. To place such signs, notices or displays as Landlord reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Building or on pole signs in the Common Areas.

             c. Tenant shall not suffer or permit anyone, except in emergency, to go up on the roof of the Building.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

TENANT: ORTHONETX, INC. a Nevada Corporation

By: /s/ Terry R. Knapp
Name: Terry R. Knapp
Title: CEO


LANDLORD:

SUPERIOR POINTE NORTH, LLC

By: /s/ John J. Moritz
Name: John J. Mortiz
Title: Asset Mgr for Superior Pt

                                    EXHIBIT A

                                   FLOOR PLAN

                                    Suite 300
                          Shown with Adjacent Premises.


                          [picture of floor plan here]

                                    Suite 300
                          Shown with Partial Expansion

                          [picture of floor plan here]

                                    EXHIBIT B

                                LEGAL DESCRIPTION
LOT 2,
SUPERIOR HILL OFFICE PARK,
TOWN OF SUPERIOR,
COUNTY OF BOULDER,
STATE OF COLORADO.

                                    EXHIBIT C

                            TENANT ACCEPTANCE LETTER

                                  [CROSSED OUT]

                                    EXHIBIT D

                                  RENT SCHEDULE

Period of Lease Term (Months)          Annual Base Rent Per Rentable Square Foot
        1-24                          $19.00/rentable sq.ft., full service gross
                                                  $6208.25/month

                                    EXHIBIT E

                              INTENTIONALLY DELETED

                         MINIMUM TENANT FINISH STANDARDS

                                    EXHIBIT F

                              RULES AND REGULATIONS

         (1) SECURITY. Landlord may from time to time adopt systems and procedures for the security or safety of the Building Complex, any persons occupying, using or entering the same, or any equipment, furnishings or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relating thereto.

         (2) LOCKS. Landlord may from time to time install and change locking mechanisms on entrances to the Building, common areas thereof, and the Premises and (unless 24-hour security is provided for the Building) shall provide to Tenant a reasonable number of keys and replacements therefor to meet the bona fide requirements of Tenant. In these rules "keys" include any device serving the same purpose. Tenant shall not add to or change existing locking mechanisms on any door in or to the Premises without Landlord's prior written consent, nor duplicate any keys provided for access to the Building, common areas thereof, or the Premises. If, without Landlord's consent, Tenant installs lock(s) incompatible with the Building master locking system:

             (a) Landlord, without abatement of rent, shall be relieved of any obligation under the Lease to provide any service to the affected areas which requires access thereto;

             (b) Tenant shall indemnify Landlord against any expense as a result of forced entry thereto which may be required in an emergency; and

             (c) Tenant shall at the end of the Term and at Landlord's request remove such lock(s) at Tenant's expense.

         (3) RETURN OF KEYS. At the end of the Term, Tenant shall promptly return to Landlord all keys for the Building and Premises which are in the possession of Tenant.

         (4) WINDOW COVERINGS. Tenant shall observe Landlord's rules with respect to maintaining uniform drapes or blinds on all windows in the Premises so that the Building represents a uniform exterior appearance, and shall not install deflective film, window shades, screens, drapes, covers or other materials on or at any window in the Premises without Landlord's prior written consent.

         (5) Signs. Unless otherwise expressly agreed to in writing by Landlord:

             (a) no signs will be allowed on the exterior of the Building or the interior or exterior of windows;

             (b) no signs except in uniform locations and styles designated by Landlord will be permitted in the public corridors or on corridor doors or entrances to Tenant's space; and

             (c) the construction and/or installation of all authorized signs for Tenant will be contracted for by Landlord at the rate fixed by Landlord from time to time, and Tenant shall pay for such service promptly upon rendition of a bill therefor.

         (6) REPAIR, MAINTENANCE. ALTERATIONS AND IMPROVEMENTS. Tenant shall perform Tenant's repair, maintenance, alterations and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

         (7) WATER FIXTURES. Tenant shall not use water closets or water fixtures for any purposes for which they are not intended. Tenant shall pay any cost incurred as a result of any misuse of water closets or fixtures by Tenant.

         (8) DAMAGE TO PREMISES. Except as permitted by Landlord, no tenant shall mark up, paint signs upon, cut, drill into, drive nails or screws into, or in any way mar or deface the walls, ceilings, partitions or floors of any premises or the Building. Notwithstanding the foregoing, normal picture hanging is permitted within the Premises. Any defacement, damage or injury caused by any tenant, its agents or employees shall be paid for by such tenant.

         (9) PROHIBITION AGAINST INFLAMMABLE OR HAZARDOUS MATERIALS. The use of oil, gas, or other inflammable liquids for any purpose is expressly prohibited. Explosives or any other article deemed hazardous shall not be brought into the Building or Building Complex.

         (10) ANTENNAS AND AERIALS. No antenna or aerial shall be erected on the roof or exterior walls of the Building without the prior written consent of Landlord. Notwithstanding that Landlord consents, Landlord reserves the right to assess a reasonable charge for such use which shall be paid monthly as Additional Rent. Any antenna or aerial so installed without prior consent shall be subject to removal without notice at any time, and Tenant shall bear all costs of removal and any repairs necessitated by virtue of its attachment to the Building.

         (11) PERSONAL USE OF PREMISES. The Premises shall not be used or permitted to be used for residential lodging or sleeping purposes or for the storage of personal effects or property not required for business purposes.

         (12) HEAVY ARTICLES. Tenant shall not place in or move about the Premises, without Landlord's prior written consent, any safe or other heavy article which in Landlord's reasonable opinion may damage the Building, and Landlord may designate the location of any heavy articles in the Premises.

         (13) CARPET PADS. In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant shall, at its expense, install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

         (14) VEHICLES, ANIMALS. Tenant shall not bring any animals or birds into the Building, and shall not permit other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

         (15) DELIVERIES. Tenant shall insure that deliveries of materials and supplies to the Premises are made through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in or to the Building caused by any person making such deliveries.

         (16) FURNITURE AND EQUIPMENT. Tenant shall insure that furniture and equipment being moved into or out of the Premises is moved through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in or to the Building or Premises, if any, caused thereby. Landlord shall not be obligated to permit Tenant to use the freight elevators at any time that Tenant is in default in the payment of Base Rent or any Additional Rent.

         (17) SOLICITATIONS. Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building or Building Complex.

         (18) FOOD AND BEVERAGE. Only persons approved from time to time by Landlord may commercially, for profit, prepare, solicit orders for, sell, serve or distribute foods or beverages in the Building or Building Complex, or use the elevators, corridors or common areas for any such purpose. Except with Landlord's prior written consent and in accordance with arrangements approved by Landlord, Tenant shall not permit the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for sale, serving or distribution of food or beverages at the Premises.

         (19) REFUSE. Tenant shall place all refuse in proper receptacles provided by Tenant at its expense in the Premises or in receptacles (if any) provided by Landlord for the Building, and shall keep the lobbies, corridors, stairwells, ducts and shafts of the Building free of all refuse.

         (20) OBSTRUCTION. Tenant shall not obstruct or place anything in or on the sidewalks or driveways of the Building Complex or in the lobbies, corridors, stairwells or other common areas of the Building, or use such locations for any purpose except ingress to and egress from the

Premises without Landlord's prior written consent. Landlord may remove, at Tenant's expense, any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

         (21) DANGEROUS OR IMMORAL ACTIVITIES. Tenant shall not make any use of the Premises which involves any danger of injury to any person, nor shall the same be used for any immoral purpose.

         (22) PROPER CONDUCT. Tenant shall not conduct itself in any manner which is inconsistent with the character of the Building as a first quality office building or which will impair the comfort and convenience of other tenants in the Building.

         (23) EMPLOYEES. AGENTS AND INVITEES. In these Rules and Regulations, "Tenant" includes the employees, contractors, agents, invitees and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

         (24) DIRECTORY LISTINGS. Landlord shall provide Tenant, at Landlord's expense, with a single listing of Tenant's name on the directory in the lobby of the Building. At Tenant's request, Landlord shall provide Tenant with additional listings on such directory at Tenant's expense; provided that unless there is a computerized directory, Tenant shall be limited to the lesser of (i) its proportionate share of the total number of spaces for listings on such directory or (ii) the number of spaces then available on such directory.

         (25) EXTERMINATION. If the Premises shall become infested with vermin, Tenant, at its expense, shall cause the same to be exterminated as may be required by contractors approved by Landlord.

FULLER AND COMPANY                                   1515 Arapahoe Street, #1200
                                                     Denver, CO 80202
                                                     Phone: (303) 292-3700
                                                     Fax: (303) 534-8270

    The printed portions of this form, except differentiated additions, have been approved by the Colorado Real Estate Commission. (BD24-05-04)

          DIFFERENT BROKERAGE RELATIONSHIPS ARE AVAILABLE WHICH INCLUDE
             SELLER AGENCY, BUYER AGENCY, OR TRANSACTION-BROKERAGE.

                          BROKERAGE DISCLOSURE TO BUYER

                      DEFINITIONS OF WORKING RELATIONSHIPS

For purposes of this disclosure, seller also means "landlord" (which includes sublandlord) and buyer also means "tenant" (which includes subtenant).

SELLER'S AGENT: A seller's agent (or listing agent) works solely on behalf of the seller to promote the interests of the seller with the utmost good faith, loyalty and fidelity. The agent negotiates on behalf of and acts as an advocate for the seller. The seller's agent must disclose to potential buyers all adverse material facts actually known by the seller's agent about the property. A separate written listing agreement is required which sets forth the duties and obligations of the broker and the seller.

BUYER'S AGENT. A buyer's agent works solely on behalf of the buyer to promote the interests of the buyer with the utmost good faith, loyalty and fidelity. The agent negotiates on behalf of and acts as an advocate for the buyer. The buyer's agent must disclose to potential sellers all adverse material facts actually known by the buyer's agent including the buyer's financial ability to perform the terms of the transaction and if a residential property, whether the buyer intends to occupy the property. A separate written buyer agency agreement is required which sets forth the duties and obligations of the broker and the buyer.

TRANSACTION-BROKER: A transaction-broker assists the buyer or seller or both throughout a real estate transaction by performing terms of any written or oral agreement, fully informing the parties, presenting all offers and assisting the parties with any contracts, including the closing of the transaction, without being an agent or advocate for any of the parties. A transaction-broker must use reasonable skill and care in the performance of any oral or written agreement, and must make the same disclosures as agents about all adverse material facts actually known by the transaction-broker concerning a property or a buyer's financial ability to perform the terms of a transaction and if a residential property, whether the buyer intends to occupy the property. No written agreement is required.

CUSTOMER: A customer is a party to a real estate transaction with whom the broker has no brokerage relationship because such party has not engaged or employed the broker, either as the party's agent or as the party's transaction-broker.

                      RELATIONSHIP BETWEEN BROKER AND BUYER

The Broker and Buyer referenced below have NOT entered into buyer agency agreement. The working relationship specified below is for a specific property described as: 1000 S. McCaslin or real estate which substantially meets the following requirements:

CHECK ONE BOX ONLY:

[X] CUSTOMER: The Broker is the seller's agent and the Buyer is a customer.

[ ] CUSTOMER FOR BROKER'S LISTINGS-TRANSACTION-BROKER FOR OTHER PROPERTIES: When the Broker is the seller's agent, the Buyer is a customer. When the Broker is not the seller's agent, the Broker is a transaction-broker assisting in the transaction.

[ ] TRANSACTION-BROKERAGE ONLY: The Broker is a transaction-broker assisting in the transaction.

If the Broker is acting as a transaction-broker, Buyer consents to Broker's disclosure of Buyer's confidential information to the supervising broker or designee for the purpose of proper supervision, provided such supervising broker or designee shall not further disclose such information without consent by Buyer, or use such information to the detriment of Buyer.

THIS IS NOT A CONTRACT.

BUYER ACKNOWLEDGMENT:

The Buyer acknowledges that the Buyer has received this Brokerage Disclosure to Buyer on 11-11-04.


/s/ signature
-----------------------------------          -----------------------------------
Buyer                                        Buyer

By                                           By
-----------------------------------          -----------------------------------


BROKER ACKNOWLEDGEMENT:

On 11/11/04, the Broker provided Orhonetx, Inc. (Buyer) with this Brokerage Disclosure to Buyer at 1000 S. McCaslin (location) and retained a copy for the Broker's records.


Brokerage Firm's Name:

FULLER AND COMPANY

/s/ signature
-----------------------------------
Broker

                    COUNTRYSIDE ASSET MANAGEMENT CORPORATION

                                 March 21, 2005


Terry R. Knapp, M.D.
Orthonetx, Inc.
1000 So. McCaslin Boulevard, Suite
300 Superior, CO 80027

Dear Dr. Knapp:

         On March 17, 2005, the Superior Pointe office complex was sold to PBL Investments of Ashevile, NC, an office building investment firm. Countryside Asset Management Corporation, Mary Morse, and I will continue to manage the property.

         As part of the sale, the lender, First National Bank of Colorado, is asking that you sign the attached agreement and return it to them as follows:

          Joseph F. Ballestrasse, Vice
          President Corporate Real Estate
          First National Bank of Colorado
          3033 Iris Avenue
          Boulder, CO 80301
          Phone 303-938-4638

Your prompt attention to this matter will be appreciated. If you have any questions, please give me a call.

                                             Very truly yours,


                                             /s/ John J. Moritz
                                             John J. Moritz
                                             Asset Manager

JJM/kp
Enclosure

        NONDISTURBANCE, ATTORNMENT, ESTOPPEL, AND SUBORDINATION AGREEMENT


Landlord and tenant have entered into the lease with respect to the premises. The premises are part of the property. Lender has agreed to make the loan to landlord and to accept the mortgage as security for repayment of the loan and performance of landlord's obligations related to the loan. However, as a condition to malting the loan, lender has required a subordination of the lease to the mortgage. Tenant is willing to subordinate the lease to the mortgage so long as tenant is assured that its possession of the premises will not be disturbed. Accordingly, landlord, tenant, and lender agree that:

1. Definitions.

     (a) Date: March 17, 2005

     (b) Landlord: PBL INVESTMENTS, LLC

     (c) Tenant: ORTHONETX, INC.

     (d) Lease: the Lease Agreement dated NOVEMBER 11, 2004, between Landlord SUPERIOR POINTE LLC and Tenant ORTHONETX, INC.

     (e) Lender: First National Bank of Colorado, its successors and assigns, and anyone else who succeeds to landlord's interest in the lease through foreclosure (both judicial and power-of-sale), or deed in lieu of foreclosure.

     (f) Loan: a loan by lender to landlord.

     (g) Premises: the subject matter of the lease. Address 1000 SOUTH MCCASLIN BLVD, SUITE 300, SUPERIOR, CO 80027

     (h) Property: the real property described in Exhibit A (Legal Description) to this agreement.

     (i) Mortgage: the Loan Agreement, Mortgage, Security Agreement, and Assignment of Rents, all dated March 17, 2005, between landlord and lender, and any extensions, modifications, renewals, substitutions, replacements, or consolidations of any of them.

2. Nondisturbance. So long as no event of default under the lease has occurred, lender will not disturb tenant's possession of the premises.

3. Attornment. If lender succeeds to landlord's interest in the lease, tenant will be bound to lender according to the lease for the balance of the term of the lease and any extension of the lease as if lender were the landlord under the lease, and tenant will attorn to lender as its landlord, immediately upon lender's succeeding to the interest of landlord under the lease; however, tenant will not be obligated to pay rent to lender until tenant receives written notice from lender that it has succeeded to the interest of landlord in the lease. Subject to paragraph 4, upon such attornment the rights and obligations of tenant and lender will be the same as they would have been if lender had been landlord under the lease.

4. Subordination. Subject to the terms of this agreement, the lease now is, and will be, subject and subordinate to the mortgage.

5. Estoppel. Landlord and tenant certify to lender that:

     (a) the lease is in effect and unmodified;

     (b) the term of the lease will continence or did continence on, Date NOVEMBER 11, 2004, or within sixty (60) days after tenant's receipt of a written notice from landlord advising that the premises have been substantially completed, whichever occurs later, and full rental will then accrue or is now accruing under the lease;

     (c) all conditions required under the lease that could have been satisfied as of the date have been met;

     (d) no rent under the lease has been paid more than thirty (30) days in advance of its due date;

     (e) no default exists under the lease;

     (f) tenant, as of the date, has no charge, lien, or claim of offset under the lease or otherwise, against rents or other charges due to become due under the lease;

6. Curing Defaults; Landlord's Termination. If landlord fails to perform any of its obligations under the lease, tenant will give written notice of the failure to lender and lender will have the right (but not the obligation) to cure such failure.

7. Counterparts. This agreement may be executed in several counterparts and, when executed by landlord, tenant, and lender, will constitute one agreement, binding upon them, even though they are not signatories to the original or the same counterpart.

8. Notices. All notices under this agreement will be in writing and will be considered properly given if mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested, or if personally delivered to the intended addressee, or by prepaid telegram. Notice by mail will be effective two (2) days after deposit in the United States mail. Notice given in any other manner will be effective when received by the addressee. For purposes of notices, the addresses of landlord, tenant, and lender are:

Landlord: PBL INVESTMENTS, LLC, 9 SOUTH WEST PACK SQUARE, SUTTE 204, ASHEVILE, NC 28801

Tenant: ORTHONETX, INC., 1000 SOUTH MCCASLIN BLVD, SUITE 300, SUPERIOR, CO 80027

Lender: First National Bank of Colorado, Attn: Real Estate Dept, 3033 Iris Ave, Boulder, CO 80301

Any of them may change its dress for notice to any other location within the continental United States by the giving of thirty (30) days' notice in the manner set forth in this paragraph.


/s/ signature                        3-23-05
--------------------------------------------
TENANT                               DATE


/s/ signature                        3-17-05
--------------------------------------------
LANDLORD:                            DATE


--------------------------------------------
LENDER:                              DATE

                                    EXHIBIT A

                               LEGAL DESCRIPTION

PARCEL A:

LOT 1,
SUPERIOR HILL OFFICE PARK, ACCORDING TO THE PLAT RECORDED SEPTEMBER 2, 1998 AT RECEPTION NO. 1843535 IN PLANFILE P-45, F-2, #30, COUNTY OF BOULDER, STATE OF COLORADO

AND

A NON-EXCLUSIVE PERPETUAL EASEMENT FOR VEHICULAR PARKING AND PEDESTRIAN AND VEHICULAR ACCESS, INGRESS AND EGRESS OVER LOT 2, SUPERIOR HILL OFFICE PARK, ACCORDING TO THE PLAT RECORDED SEPTEMBER 2, 1998 AT RECEPTION NO. 1843535 IN PLANFILE P-45, F-2, #30, COUNTY OF BOULDER, STATE OF COLORADO, AS SET FORTH AND DESCRIBED IN DECLARATION OF RECIPROCAL EASEMENTS AND MAINTENANCE OBLIGATIONS RECORDED SEPTEMBER 2, 1998 AT RECEPTION NO. 1843536.

PARCEL B:

LOT 2,
SUPERIOR HILL OFFICE PARK, ACCORDING TO THE PLAT RECORDED SEPTEMBER 2, 1998 AT RECEPTION NO. 1843535 IN PLANFILE P-45, F-2, #30, COUNTY OF BOULDER, STATE OF COLORADO.

AND

A NON- EXCLUSIVE PERPETUAL EASEMENT FOR VEHICULAR PARKING AND PEDESTRIAN AND VEHICULAR ACCESS, INGRESS AND EGRESS OVER LOT 1, SUPERIOR HILL OFFICE PARK, ACCORDING TO THE PLAT RECORDED SEPTEMBER 2, 1998 AT RECEPTION NO. 1843535 IN PLANFILE P-45, F-2, #30, COUNTY OF BOULDER, STATE OF COLORADO, AS SET FORTH AND DESCRIBED IN DECLARATION OF RECIPROCAL EASEMENTS AND MAINTENANCE OBLIGATIONS RECORDED SEPTEMBER 2, 1998 AT RECEPTION NO. 1843536.